UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row Edinburgh, Scotland, UK,			EH1 3AN
(Address of principal executive offices)			(Zip code)

Angus NG Macdonald 1 Greenside Row Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-275-2000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

International Equity Fund

International Choice Fund

EAFE Fund

EAFE Choice Fund

Emerging Markets Fund

Global Alpha Equity Fund

EAFE Pure Fund

Long Term Global Growth Equity Fund

Annual Report

December 31, 2014

Index

Page Number
01	Management Discussion
17	Fund Expenses
International Equity Fund
21	Industry Diversification Table
23	Portfolio of Investments
28	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
Financial Highlights
33	Selected Data for Class 1
34	Selected Data for Class 2
35	Selected Data for Class 3
36	Selected Data for Class 4
37	Selected Data for Class 5
International Choice Fund
38	Industry Diversification Table
40	Portfolio of Investments
44	Statement of Assets and Liabilities
45	Statement of Operations
46	Statements of Changes in Net Assets
Financial Highlights
47	Selected Data for Class 1
48	Selected Data for Class 2
49	Selected Data for Class 3
EAFE Fund
50	Industry Diversification Table
52	Portfolio of Investments
56	Statement of Assets and Liabilities
58	Statement of Operations
59	Statements of Changes in Net Assets
Financial Highlights
61	Selected Data for Class 2
62	Selected Data for Class 3
63	Selected Data for Class 4
64	Selected Data for Class 5
EAFE Choice Fund
65	Industry Diversification Table
67	Portfolio of Investments
71	Statement of Assets and Liabilities
72	Statement of Operations
73	Statements of Changes in Net Assets
Financial Highlights
74	Selected Data for Class 1
75	Selected Data for Class 2
76	Selected Data for Class 3
Page Number
Emerging Markets Fund
77	Industry Diversification Table
78	Portfolio of Investments
82	Statement of Assets and Liabilities
83	Statement of Operations
84	Statements of Changes in Net Assets
Financial Highlights
85	Selected Data for Class 3
Global Alpha Equity Fund
86	Industry Diversification Table
88	Portfolio of Investments
93	Statement of Assets and Liabilities
94	Statement of Operations
95	Statements of Changes in Net Assets
Financial Highlights
96	Selected Data for Class 2
97	Selected Data for Class 3
EAFE Pure Fund
98	Industry Diversification Table
99	Portfolio of Investments
102	Statement of Assets and Liabilities
103	Statement of Operations
104	Statements of Changes in Net Assets
Financial Highlights
105	Selected Data for Class 2
Long Term Global Growth Equity Fund
106	Industry Diversification Table
107	Portfolio of Investments
109	Statement of Assets and Liabilities
110	Statement of Operations
111	Statement of Changes in Net Assets
Financial Highlights
112	Selected Data for Class 2
113	Notes to Financial Statements
138	Report of Independent Registered Public Accounting Firm
Supplemental Information
139	Shareholder Meeting Results
141	Federal Income Tax Information
142	Management of the Trust
144	Board Considerations Regarding Contract Approval

Management Discussion

Annual Report December 31, 2014

International Equity Fund

Market Conditions and Review of Performance during 2014

During 2014, markets were jittery, and the MSCI ACWI ex U.S. Index fell 3.44%. Much of the headlines were dominated by news surrounding growth prospects for the Eurozone, sanctions against Russia, and latterly the sharp fall in the oil price. While markets inevitably move on such news, our approach during turbulent periods is to remember that the long-term value of businesses is rarely altered by macroeconomic newsflow, and that the markets tend to overreact to headlines. Instead, we focus on company fundamentals, and often view market volatility as an inefficiency to exploit by investing in/adding to companies that may have been unfairly punished in share price terms.

The International Equity Fund Class 2 returned -2.93% during 2014, outperforming the MSCI ACWI ex U.S. Index which returned -3.44% for the year.

A range of companies contributed to this relative outperformance, including holdings in Ryanair (Irish low cost airline), Fairfax Financial Holdings (a financial services holding company engaged in insurance) and Hong Kong Exchanges and Clearing. There were also several Information Technology companies that contributed strongly to performance, for example Naspers (the South African media business which owns a stake in Tencent, China's internet service portal), TSMC (the dominant Taiwanese semiconductor manufacturer) and Baidu (the Chinese search engine).

The falling oil price had an effect on relative performance with energy related holdings among the more significant detractors over the year. These included Tullow Oil (oil exploration and production company), Seadrill (offshore drilling company) and Petrofac (oil services contractor). Also of note, was the underperformance of the Russian holdings. With sanctions against Russia, and the lower oil price, the Russian market has been weak, and holdings in retailer Magnit, internet search company Yandex and Sberbank, all detracted. Despite Sberbank retaining many of the bottom-up attractions that first drew us to the stock (including a dominant market share), we chose to exit the holding in the fourth quarter due to the deterioration in the industry backdrop.

We continue to find exciting investment opportunities for the portfolio. For example, we have taken holdings in Copa Holdings, Richemont and Yandex: Copa Holdings is a Panamanian-based airline operating flights between North,

Central and South America. It flies mainly to secondary cities where competition is weaker. As most flights connect through Panama, the shorter route length allows Copa to use smaller planes and hence achieve relatively high load factors. Copa is able to charge a premium for many of its routes which have few, if any, competing alternatives. Much of the network is immature and Copa is seeking to add new routes and increase both frequency of flights and load factors over time. Richemont is the world's leading hard luxury goods company which has strong positions in jewellery and watches. It has strong brands, such as Cartier, that create barriers to entry and give it pricing power. We also believe that minority shareholders have been closely aligned with the key shareholder, the Rupert family (who have a substantial amount of their wealth invested in Richemont and control 50% of the voting rights). We do not think that the market fully appreciates the durability of both the brands and the returns of this business. Yandex is the dominant search engine in Russia and has around 70% market share, deriving the majority of its revenues from advertising. It should benefit from an ongoing shift of advertising spending to online channels, which will take a bigger share of the overall advertising market, and we like the fact that the founder and CEO has an 11% stake and therefore some alignment with shareholders' interests. Its e-commerce platform (Yandex.Market), although in its infancy, has the potential to become Russia's eBay.

During the year we sold several holdings for stock specific reasons, including Aker Solutions, the Norwegian oil service group, where we felt that the bulk of the restructuring had been completed and that the operational improvements may be hindered by a softer market environment. We sold Garanti Bankasi, Turkey's second largest bank, because the industry backdrop had deteriorated with the Central Bank allowing credit to rise too fast, and in our view the valuation did not reflect a potential deterioration in credit quality. China Mobile was sold because voice revenues were hit hard by the rapid progress of 'over-the-top' services which bypass mobile operators; this is a threat that we had underestimated. Towards the end of the year, we also sold Trend Micro, the manufacturer of anti virus software, and security software for the server market, because of concerns about the durability of its core antivirus business; operating systems now have more protection built in to their platforms, and hence fewer customers are willing to pay for anti-malware. Woolworths, the Australian food retailer, was sold due to concerns that the market for food retail has now matured, and over the risk of competition from discounters.

01

Management Discussion

Annual Report December 31, 2014

The portfolio comprises a diverse range of growth companies, but we remain focussed on those that have durable competitive advantages, good management, and strong financial characteristics.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above that of the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of companies within our investment universe and revisit the investment case for the portfolio's holdings on a regular basis to ensure that our expectations are being met.

The ACWI ex U.S. Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

As stock pickers, our focus, as always, remains on company fundamentals. The Portfolio Construction Group will continue to work hard on monitoring the investment case for existing holdings, and look out for new long-term growth opportunities for the Fund.

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Five Year	Since Inception % p.a. (February 7, 2008)
The International Equity Fund Class 2*	-2.93%	6.70%	3.37%
MSCI ACWI ex U.S. Index	-3.44%	4.89%	0.90%

*  The returns for Class 2 shares have been provided. The 2014 return figures for the other share classes are as follows: -3.10% for Class 1, -2.83% for Class 3 and -2.82% for Class 4. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

02

Management Discussion

Annual Report December 31, 2014

International Choice Fund

Market Conditions and Review of Performance during 2014

2014 proved to be an eventful period in terms of news. The main themes through the year were a strong U.S., a soggy Europe, a pick-up in the UK and a slowing in China. The end of 2014 saw markets jitter on the back of a significant weakening in the oil price, while geopolitics came to the fore in markets such as Russia. The International Focus team prefers to concentrate on individual companies and what we think is likely to happen to their fortunes over long periods of time, rather than short-term macro events.

The International Choice Fund Class 2 produced a return of -3.29% during 2014, marginally outperforming the benchmark which returned -3.44% for the year.

Despite the Japanese economy falling back into recession during the third quarter, Shimano, the cycling component company, was the top contributor during 2014. Great operating results were the main contributing factor. The market continues to grow attractively and the combination of Shimano's competitive advantage, strong brand and commitment to Research & Development should promote continued growth in the future. It is also a good example of one of the many exceptionally well-managed companies held in the Fund. The company remains under the careful stewardship of the Shimano family, with Yozo Shimano, President/CEO since 2001, having worked for the company since 1974.

Cochlear enjoyed a good set of results in the second half of 2014, which came in ahead of consensus. Incidentally, the Australian hearing implant company's founder, Graeme Clark, has since jointly received the 2015 Russ Prize (one of the world's top prizes for engineering) for his life's work with cochlear implants. Cochlear recently oversaw a successful launch of its next generation implant, supporting our belief that this company can continue to innovate and deliver long-term growth.

ASOS, the online fashion retailer, had a difficult year, with operational missteps and a fire at its principal distribution facility doing little to help the shares. We remain enthusiastic about the long-term potential of this business, which continues to grow its sales at a rapid rate.

Some of the Fund's holdings in energy companies underperformed on the back of lower energy prices. Of particular note was the holding in BG Group, the energy exploration and production company. However, we remain excited by the developments it has underway in Australia and Brazil. The company recently loaded its first cargo of liquefied natural gas in Australia, and the ramp up in production both there and in Brazil remain on track. We continue to think these should lead to material profit growth over the years to come. It is worth highlighting that the Fund does not hold many energy stocks.

Carlsberg, the Danish brewing company, also featured among the top detractors from performance in 2014, reflecting concerns over the company's Russian operations. It is evident that Russia is facing some very strong headwinds at the moment, and we are mindful of, and continue to monitor, Carlsberg's exposure to the region. However, Russia is one of a number of strings to Carlsberg's investment bow and we continue to be excited about the long-term growth opportunity that Carlsberg can capitalise on. For example, some fast-growing Asian markets give significant cause for optimism.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

We prefer to set the goalposts for our investments based on fundamental research and not to change the parameters based on shorter-term predictions or pure guesswork, although we will review and ask ourselves 'what would make us sell?'. As long-term investors, we remain optimistic and confident that the Fund contains a range of exciting businesses with great potential.

03

Management Discussion

Annual Report December 31, 2014

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Since Inception % p.a. (April 9, 2013)
The International Choice Fund Class 2*	-3.29%	4.60%
MSCI ACWI ex U.S. Index	-3.44%	7.05%

*  The returns for Class 2 shares have been provided. The 2014 return figures for other share classes are as follows: -3.26% for Class 3. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

04

Management Discussion

Annual Report December 31, 2014

EAFE Fund

Market Conditions and Review of performance during 2014

The end of 2014 saw more than its fair share of dramatic events, from cyber terrorism to currency collapse in Russia and a plunge in the price of oil. While markets inevitably move on from such news, our mentality during turbulent periods is to remember that the long-term value of equities is rarely altered by single events, and that markets tend to overreact to headlines. Indeed, we often view such periods as an opportunity to add to companies we already hold and admire.

The EAFE Fund Class 2 produced a return of -6.98% during 2014, underperforming the MSCI EAFE Index which returned -4.48%.

It was a good year for the Information Technology sector, in particular the Asian internet titans Baidu and Tencent which are growing rapidly and making considerable progress in monetizing their increasingly mobile users. Fiat, the Italian car maker which completed the purchase of Chrysler last year, also performed well and we continue to admire the ambition of the company, led by Sergio Marchionne. The absence of any oil companies in the portfolio also contributed positively to performance with the collapse in the oil price resulting in the energy sector being the worst performing sector over the year.

In terms of detractors, the most significant weakness came from the Japanese internet and telecom company Softbank. The value of its 31.4% stake in Alibaba continued to appreciate, but its U.S. cellphone operator Sprint underperformed after U.S. antitrust authorities blocked its bid to merge with T-Mobile. We also experienced disappointing performance from two of the Fund's larger UK investments, Standard Chartered and Rolls-Royce. In both cases operational management and capital allocation have caused concern. We have since reduced the position in Standard Chartered.

Over the last twelve months, we have continued to invest in companies where change is driving growth and we believe the potential returns can make a significant difference to the Fund. We have participated in the IPOs of two exciting founder-driven online companies, China's Alibaba and Berlin-based Rocket Internet. We have also taken a new holding in German antibody research company Morphosys. These purchases were funded by the sale of several long-term holdings, including the exchange business BM&F Bovespa, semi-conductor company TSMC and British American Tobacco, which we consider to be increasingly mature businesses.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The EAFE Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction in its continuing holdings.

Outlook

We look into 2015 with enthusiasm about the opportunity for international growth investment and believe that many of the long-term trends reflected in the Fund are highly durable: the growth of a productive and competitive China; the emergence of a consuming and saving middle class in Asia; reform and recovery in Europe; and the vital force of technological change. In our search for beneficiaries of such trends, we are focussed on finding innovative companies with the chance to become multiples of their current size, or companies with long duration opportunities where we believe special cultures and management are strongly embedded.

05

Management Discussion

Annual Report December 31, 2014

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Five Year	Since Inception % p.a. (March 6, 2008)
The EAFE Fund Class 2*	-6.98%	7.93%	3.49%
MSCI EAFE Index	-4.48%	5.80%	1.38%

*  The returns for Class 2 shares have been provided. The 2014 return figures for the other share classes are as follows: -6.94% for Class 3, -6.82% for Class 4 and -6.85% for Class 5. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

06

Management Discussion

Annual Report December 31, 2014

EAFE Choice Fund

Market Conditions and Review of Performance during 2014

2014 proved to be an eventful period in terms of news. The main themes through the year were a strong U.S., a soggy Europe, a pick-up in the UK and a slowing in China. The end of 2014 saw markets jitter on the back of a significant weakening in the oil price, while geopolitics came to the fore in markets such as Russia. The International Focus team prefers to concentrate on individual companies and what we think is likely to happen to their fortunes over long periods of time, rather than short-term macro events.

The EAFE Choice Fund Class 2 produced a return of -4.25% during 2014, marginally outperforming the benchmark which returned -4.48% for the year.

Despite the Japanese economy falling back into recession during the third quarter, Shimano, the cycling component company, was the top contributor during 2014. Great operating results were the main contributing factor. The market continues to grow attractively and the combination of Shimano's competitive advantage, strong brand and commitment to Research & Development should promote continued growth in the future. It is also a good example of one of the many exceptionally well-managed companies held in the Fund. The company remains under the careful stewardship of the Shimano family, with Yozo Shimano, President/CEO since 2001, having worked for the company since 1974.

Cochlear enjoyed a good set of results in the second half of 2014, which came in ahead of consensus. Incidentally, the Australian hearing implant company's founder, Graeme Clark, has since jointly received the 2015 Russ Prize (one of the world's top prizes for engineering) for his life's work with cochlear implants. Cochlear recently oversaw a successful launch of its next generation implant, supporting our belief that this company can continue to innovate and deliver long-term growth.

ASOS, the online fashion retailer, had a difficult year, with operational missteps and a fire at its principal distribution facility doing little to help the shares. We remain enthusiastic about the long-term potential of this business, which continues to grow its sales at a rapid rate.

Some of the Fund's holdings in energy companies underperformed on the back of lower energy prices. Of particular note was the holding in BG Group, the energy exploration and production company. However, we remain excited by the developments it has underway in Australia and Brazil. The company recently loaded its first cargo of liquefied natural gas in Australia, and the ramp up in production both there and in Brazil remain on track. We continue to think these should lead to material profit growth over the years to come. It is worth highlighting that the Fund does not hold many energy stocks.

Carlsberg, the Danish brewing company, also featured among the top detractors to performance in 2014, reflecting concerns over the company's Russian operations. It is evident that Russia is facing some very strong headwinds at the moment, and we are mindful of, and continue to monitor, Carlsberg's exposure to the region. However, Russia is one of a number of strings to Carlsberg's investment bow and we continue to be excited about the long-term growth opportunity that Carlsberg can capitalise on. For example, some fast-growing Asian markets give significant cause for optimism.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

We prefer to set the goalposts for our investments based on fundamental research and not to change the parameters based on shorter-term predictions or pure guesswork, although we will review and ask ourselves 'what would make us sell?'. As long-term investors, we remain optimistic and confident that the Fund contains a range of exciting businesses with great potential.

07

Management Discussion

Annual Report December 31, 2014

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Five Year	Since Inception % p.a. (December 17,2009)
The EAFE Choice Fund Class 2*	-4.25%	6.75%	8.03%
MSCI EAFE Index	-4.48%	5.80%	5.80%

*  The returns for Class 2 shares have been provided. The 2014 return figures for the other share classes are as follows: -4.46% for Class 1. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

08

Management Discussion

Annual Report December 31, 2014

Emerging Markets Fund

Market Conditions and Review of Performance during 2014

Emerging Market economies had mixed fortunes over 2014 as they adjusted to a slowdown in the pace of growth and experienced periods of uncertainty created by a range of economic and political factors. Sanctions imposed by the EU and U.S. in response to the Ukraine crisis, in conjunction with both plunging oil prices and a heavily depressed currency, have been an unwanted cocktail for Russia, as it ended the year as the worst performing market in U.S. dollar terms. With the 50% fall in oil prices, other oil producing countries, such as Mexico and Brazil, have unsurprisingly come under increased pressure. Brazil also faces other structural challenges; weak growth, inflation and a lack of reform, which make large parts of the Brazilian stock market unattractive from a growth perspective. However, some countries do appear to be bucking the trend. Narendra Modi's convincing election victory in India will perhaps be the catalyst the country has been waiting for — the first majority pro-reform party in India's post war history. India has been through a long and painful cycle which has seen its currency collapse in recent years. However, economic activity is recovering, while monetary policy is easing (helped by lower inflation). Of course, structural issues remain — there is still a high budget deficit and very little low-end manufacturing job creation. It is too early to determine whether Modi is making much difference in any of these areas, but we will continue to watch with interest. For stock specific reasons, the Fund has a sizeable overweight in this country.

The Emerging Markets Fund Class III returned 0.26% during 2014, outperforming the MSCI Emerging Markets Index which returned -1.82%.

India was one of the strongest markets over 2014, driven by the high expectations for reform being placed on Prime Minister, Narendra Modi. The Fund benefitted from its overweight position and stock selection in India, with the IT services companies Tech Mahindra and HCL Technologies notable contributors, both reporting good results as developing country demand has improved. Axis Bank (private sector bank), Shriram Transport (transport finance company) and Mahindra & Mahindra (SUV and tractor manufacturer) also boosted Fund performance. Axis Bank has been one of the stand out performers over 2014 as it has continued to see robust loan growth. The bank is also well capitalised and has done well to keep its non-performing assets low, the polar opposite of its inefficient state owned competitors.

Events in Russia attracted headlines for much of the period. Upon further reflection on the likely long term challenges for the Russian economy, we sold the Fund's holding in Sberbank (Russian bank) during December. Unfortunately this was not enough to prevent it being amongst the top detractors from performance over the year. Other detractors included Cemex (Mexican cement company) and LG Chem (Korea's largest chemical company), both indirectly affected by the falling oil price. Cemex saw share price weakness given its exposure to oil and gas infrastructure in the U.S., with LG Chem seeing price cuts in the major chemicals it produces.

Elsewhere, the stand-out sector performer over the year was Information Technology. Two of the top contributors to performance were names added in recent months; Alibaba Group and Rocket Internet. Both companies operate in the online retail space, albeit with very different corporate structures and geographic footprints. The latter boasts a portfolio of leading internet businesses across Emerging Market countries, all benefiting from vast growth opportunities and a common management support structure. Other strong performers included TSMC, the Taiwanese foundry business. TSMC has shown its continued willingness to invest in Research & Development which, along with its significant scale advantage, should help cement its already dominant market position. SK Hynix (memory semiconductor company) also boosted the Fund's performance, showing continued strength in its Dynamic Random Access Memory operations.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Emerging Markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to discuss both buy and sell ideas and to determine the level of conviction in the Fund's holdings.

09

Management Discussion

Annual Report December 31, 2014

Outlook

Continued pressures across much of the Emerging Markets universe are apparent, however we remain resolutely upbeat for the prospects for the Fund's holdings. We are finding a wealth of opportunities in Asia, and more particularly in the very broad technology sector where valuations and fundamentals remain attractive. Over the past year the team has been spending time deepening their understanding of a number of these tech companies, aiming to challenge the significant overweight position in this sector. The growth drivers behind these companies, however, are very diverse, as technology now infiltrates so many different aspects of our lives. The Fund's technology holdings include some of the more traditional hardware exporters, many of which are now the global leaders in their field. An increasing proportion of the Fund has also been invested in companies that are capturing online consumption, where we continue to be surprised by market analysis which simply extrapolates developed country consumption trends to those we should expect from many Emerging Market countries. We believe the opportunity for Emerging Market companies such as Alibaba or Tencent is likely to be far greater than that of their global peers; the legacy competition they face in their domestic markets is far less developed than in the West. It is exactly this type of inefficiency which we aim to exploit. And when these new internet champions trade on similar PE multiples to many 'stable' consumer staples companies (whose very existence they are now threatening), we believe such disruptive internet companies remain extremely attractive.

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Five Year	Ten Year	Since Inception % p.a. (April 4, 2003)
The Emerging Markets Fund Class III*	0.26%	2.56%	10.81%	15.69%
MSCI Emerging Markets Index	-1.82%	2.11%	8.78%	13.65%

*  Returns for the Class III shares have been provided. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class III shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Management Discussion

Annual Report December 31, 2014

Global Alpha Equity Fund

Market Conditions and Review of Performance during 2014

Global markets were volatile over the twelve months to December 2014 but ultimately finished up. The MSCI All Country World Index returned 4.71% over the reporting period, while the Global Alpha Equity Fund Class 3 produced a return of 4.48% for the period, slightly behind the index.

One of the most notable features of 2014 was the dramatic shift in many commodity markets. Crude oil ended the year some 45% cheaper than it started, with the price of a barrel of Brent crude falling from $113 at the end of June to close the year at just $61. The Russian economy, heavily reliant on commodity exports and already creaking under the strain of international sanctions, suffered more than most. The rest of Europe continued to be dogged by the spectre of both deflation and low growth. Meanwhile, U.S. growth continued to surprise on the upside. Buoyant industrial output, rising payrolls, lower fuel costs and growing consumer confidence all combined to push GDP growth in the third quarter to an annual rate of 3.9%.

As we would expect, the majority of performance of the Fund was driven by stock selection. Amongst the top performers were Royal Caribbean Cruises (holiday cruises), Ryanair (budget airline), Naspers (South African pay TV and social media), and CarMax (used car retailer). Royal Caribbean has continued to see strong yield growth driven by three main factors: 1) an improving economic outlook (particularly in its domestic U.S. market); 2) global capacity growth is set to decelerate to 4% in 2015 from 5.2% in 2014; and 3) positive pricing trends resulting from slowing capacity growth. Ryanair was also a strong contributor. Its unit operating cost advantage, combined with a new customer friendly service offering, means it is taking share from heavily burdened national flag carriers. Naspers has a significant stake in the Chinese gaming and e-commerce site, Tencent, and its share price is highly correlated to Tencent's. Tencent continues to deliver strong revenue and profit growth. Its market share remains at very high levels with around 40% of Chinese mobile gaming users and its pipeline of future games appears to be solid. The company was also the first of the large internet players to receive a private banking licence from China's banking regulators in July which will be crucial in driving forward the integration of its e-commerce services. Finally, CarMax, the U.S. based used car retailer, has seen a rebound in its share price as it benefits from a strengthening U.S. economy. A doubling of its store base and potential market share gains to the 15% level it enjoys in its best markets could drive a huge increase in sales over the next ten years.

The two largest stock detractors were Rolls-Royce (UK engineering company) and Ultra Petroleum (low cost U.S. gas producer). Rolls-Royce has seen an extended period of share price weakness following guidance in February of flat revenues and profits for 2014. This was followed later in the year by management guiding down revenues by 4% for 2014 and falling revenues and profits for 2015 on the back of weak sales in its Energy and Power Systems divisions. We remain confident in the long-term prospects for Rolls-Royce as the order book for the Aerospace division is sizable and, as the installed base increases, aftercare service contracts provide an opportunity for margin growth. Ultra Petroleum was a significant detractor as its share price behaves as a proxy for sentiment on both natural gas and oil prices. However we remain confident in the investment thesis, with the company having an excellent production track record.

Being long-term investors, portfolio turnover remains low, so changes from one year to the next tend not to be dramatic. In the year to the end of December 2014, the average stock holding period was slightly more than 5 years. We have continued to sell companies where we think the outlook is uninspiring — these include Deere (tractor manufacturer), Investor (Swedish holding company) and Progressive (auto insurance). We have also sold holdings where the investment case has played out as we had hoped and where valuations now look stretched, for example Walt Disney (media conglomerate) and Namco Bandai (Japanese games producer).

We have re-invested some of the proceeds in companies that demonstrate disruptive innovation and that are often led by charismatic founders who run the businesses for the long-term. In this regard we participated in the Alibaba IPO (Chinese ecommerce business) in September. We also purchased CyberAgent, a Japanese online advertising and blogging platform. We remain excited by previously unloved industries that are undergoing structural change. This led us to take a holding in SK Hynix (South Korean semiconductor manufacturer) which should benefit from supply-side consolidation and positive pricing trends. And finally, our view on Emerging Markets has shifted away from those countries whose economies are reliant on commodities (for example Brazil and South Africa), to those in Asia which have harnessed the power of innovation and reform and are being boosted

Management Discussion

Annual Report December 31, 2014

by a burgeoning, consumption focused middle class, a factor behind taking a stake in the Asian life insurer, AIA.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio's holdings on a regular basis to ensure that our expectations are being met.

The Global Alpha investment team is responsible for the overall strategy and stock selection process. It meets regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in the current holdings.

Outlook

We continue to find that the many of the companies held in the Fund are still reporting strong growth. Equities are a volatile asset class, and markets are not always logical, so it is reasonable to expect that, looking forward to 2015, there will be further periods when fundamentals and share prices become disconnected. Guarding against the myopic short-termism of the market, our job is to closely monitor the fundamentals of the Fund's holdings, and review the progress they are making towards the goals we think they can achieve. The headlines will no doubt be filled with seemingly important macro-economic news, but we think that long-term corporate value lies in fundamentals. It is our adherence to this philosophy that gives us confidence that we can continue to deliver very worthwhile active equity returns over the long term.

Fund Performance for periods ended 12/31/14 (Average Annual Total Returns) (unaudited)

	One Year	Since Inception % p.a. (November 15, 2011)
The Global Alpha Fund Class 3*	4.48%	15.65%
MSCI AC World Index	4.71%	14.21%

*  The returns for Class 3 shares have been provided. The 2014 return figures for the other share classes are as follows: 4.49% for Class 2. Additional calendar year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $1,000,000 investment in the Fund's Class 3 shares and the Index

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Management Discussion

Annual Report December 31, 2014

EAFE Pure Fund

Market Conditions and Review of Performance during 2014

2014 proved to be an eventful period in terms of news. The main themes through the year were a strong U.S., a soggy Europe, a pick-up in the UK and a slowing in China. The end of 2014 saw markets jitter on the back of a significant weakening in the oil price, while geopolitics came to the fore in markets such as Russia. The International Focus team prefers to concentrate on individual companies and what we think is likely to happen to their fortunes over long periods of time, rather than short-term macro events.

The EAFE Pure Fund Class 2 produced a return of -5.79% since inception (15th April 2014), underperforming the benchmark which fell by -3.74% over the same time period.

Despite the Japanese economy falling back into recession during the third quarter, Shimano, the cycling component company, was the top contributor during 2014. Great operating results were the main contributing factor. The market continues to grow attractively and the combination of Shimano's competitive advantage, strong brand and commitment to Research & Development should promote continued growth in the future. It is also a good example of one of the many exceptionally well-managed companies held in the Fund. The company remains under the careful stewardship of the Shimano family, with Yozo Shimano, President/CEO since 2001, having worked for the company since 1974.

Cochlear enjoyed a good set of results in the second half of 2014, which came in ahead of consensus. Incidentally, the Australian hearing implant company's founder, Graeme Clark, has since jointly received the 2015 Russ Prize (one of the world's top prizes for engineering) for his life's work with cochlear implants. Cochlear recently oversaw a successful launch of its next generation implant, supporting our belief that this company can continue to innovate and deliver long-term growth.

ASOS, the online fashion retailer, had a difficult year, with operational missteps and a fire at its principal distribution facility doing little to help the shares. We remain enthusiastic about the long-term potential of this business, which continues to grow its sales at a rapid rate.

Some of the Fund's holdings in energy companies underperformed on the back of lower energy prices. Of particular note was the holding in BG Group, the energy exploration and production company. However, we remain excited by the developments it has underway in Australia and Brazil. The company recently loaded its first cargo of liquefied natural gas in Australia, and the ramp up in production both there and in Brazil remain on track. We continue to think these should lead to material profit growth over the years to come. It is worth highlighting that the Fund does not hold many energy stocks.

Carlsberg, the Danish brewing company, also featured among the top detractors to performance in 2014, reflecting concerns over the company's Russian operations. It is evident that Russia is facing some very strong headwinds at the moment, and we are mindful of, and continue to monitor, Carlsberg's exposure to the region. However, Russia is one of a number of strings to Carlsberg's investment bow and we continue to be excited about the long-term growth opportunity that Carlsberg can capitalise on. For example, some fast-growing Asian markets give significant cause for optimism.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

We prefer to set the goalposts for our investments based on fundamental research and not to change the parameters based on shorter-term predictions or pure guesswork, although we will review and ask ourselves 'what would make us sell?'. As long-term investors, we remain optimistic and confident that the Fund contains a range of exciting and interesting businesses with great potential.

Management Discussion

Annual Report December 31, 2014

Fund Performance for the period ended 12/31/14 (Average Annual Total Return) (unaudited)

Since Inception % p.a. (April 15, 2014)
The EAFE Pure Fund Class 2	-5.79%
MSCI EAFE Index	-3.74%

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index (unaudited)

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion

Annual Report December 31, 2014

Long Term Global Growth Equity Fund

Market Conditions and Review of Performance during 2014

As long-term investors, we focus on companies and their prospects over five to ten years, so we place more emphasis on performance attribution over much longer periods than the inception date of the Fund (10th June 2014) currently allows. The Long Term Global Growth Equity Fund Class 2 returned 4.39% since the Fund's inception on 10th June 2014, whereas the MSCI All Countries World Index returned -1.20% over that short period.

The Chinese search engine, Baidu, was the top performer over this time period, following excellent results. Highlights included a 60% increase in revenue year-on-year, a significant increase given that the company already generates over $5bn in revenue. Perhaps most intriguing of all is revenue derived from mobile now accounts for over 30% of the total. In 2012 there was a lot of angst as market participants questioned Baidu's ability to embrace the platform shift to mobile; this has proved to be misplaced. With mobile search expected to surpass PC search this year in China, Baidu is the clear leader in mobile search and is in an excellent position to maintain its already substantial share of the Chinese market. Intuitive Surgical also rebounded from a period of weakness on the back of an improvement in the volume of procedures carried out by its surgical robots. The social network businesses, LinkedIn and Facebook, also did well after reporting increases in revenues and proving that they can continue to expand their respective user bases.

In contrast, Amazon endured a volatile period as it continued to disappoint the market with its desire to invest for the future at the expense of short-term margins. We remain encouraged by the company's focus on the long term and desire to experiment but we are reflecting on its struggles to break into the Chinese market. Although we feel that Ctrip has a formidable position as the travel agent for business people in China, mass market travel is proving to be a highly competitive area and its shares were weak on the back of concerns that this will impact margins.

Although we expect stock market performance to remain volatile, we remain confident in the prospects for substantial growth in the Fund's holdings over the longer term.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the portfolio's holdings on a regular basis to ensure that our expectations are being met.

The Long Term Global Growth team is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Outlook

In recent years, our focus on identifying companies with the potential to deliver a high level of sustained growth has led us to focus on areas where change is taking place, often underpinned by rapid technological progress. This has drawn us to companies in the consumer internet area and despite the success of companies such as Alibaba, Amazon and Facebook, we believe the addressable opportunity for such companies remains very large indeed. Amazon is only just beginning to tap into the grocery market for example, whilst Facebook still commands only a fraction of the global advertising market.

Technological progress is also creating opportunities in an increasingly broad range of areas beyond the consumer internet. Tesla's progress in electric vehicles is revolutionising the automotive industry. Illumina's continued progress in genomics has extensive ramifications for global healthcare systems whilst stocks such as Lending Club and Stratasys are revolutionising the banking and manufacturing sectors.

Management Discussion

Annual Report December 31, 2014

Fund Performance for the period ended 12/31/14 (Average Annual Total Return) (unaudited)

Since Inception % p.a. (June 10, 2014)
The Long Term Global Growth Equity Class 2	4.39%
MSCI EAFE Index	-1.20%

Comparison of the change in value of $1,000,000 investment in the Fund's Class 2 shares and the Index (unaudited)

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Annual Report December 31, 2014

Fund Expenses (unaudited)

As a shareholder of the Baillie Gifford International Equity Fund, the Baillie Gifford International Choice Fund, the Baillie Gifford EAFE Fund, the Baillie Gifford EAFE Choice Fund, the Baillie Gifford Emerging Markets Fund, the Baillie Gifford Global Alpha Equity Fund, the Baillie Gifford EAFE Pure Fund and/or the Baillie Gifford Long Term Global Growth Equity Fund (together, the "Funds") you incur two types of costs: (1) transaction costs, which may include purchase premiums and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2014

	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Annualized Expense Ratios Based on the Period 7/01/14 to12/31/14	Expenses Paid During Period
Baillie Gifford International Equity Fund — Class 1
Actual	$1,000	$938.80	0.80%	$3.91
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford International Equity Fund — Class 2
Actual	$1,000	$939.60	0.62%	$3.03
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Baillie Gifford International Equity Fund — Class 3
Actual	$1,000	$939.40	0.55%	$2.69
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford International Equity Fund — Class 4
Actual	$1,000	$940.20	0.52%	$2.54
Hypothetical (5% return before expenses)	$1,000	$1,022.58	0.52%	$2.65
Baillie Gifford International Equity Fund — Class 5
Actual	$1,000	$940.30	0.47%	$2.30
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford International Choice Fund — Class 1
Actual	$1,000	$918.70	0.86%	$4.16
Hypothetical (5% return before expenses)	$1,000	$1,020.87	0.86%	$4.38
Baillie Gifford International Choice Fund — Class 2
Actual	$1,000	$918.90	0.68%	$3.29
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford International Choice Fund — Class 3
Actual	$1,000	$919.60	0.61%	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Baillie Gifford EAFE Fund — Class 2
Actual	$1,000	$920.30	0.62%	$3.00
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16

Fund Expenses (unaudited)

Annual Report December 31, 2014

	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Annualized Expense Ratios Based on the Period 7/01/14 to12/31/14	Expenses Paid During Period
Baillie Gifford EAFE Fund — Class 3
Actual	$1,000	$920.40	0.55%	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford EAFE Fund — Class 4
Actual	$1,000	$920.80	0.52%	$2.52
Hypothetical (5% return before expenses)	$1,000	$1,022.58	0.52%	$2.65
Baillie Gifford EAFE Fund — Class 5
Actual	$1,000	$920.60	0.47%	$2.28
Hypothetical (5% return before expenses)	$1,000	$1,022.84	0.47%	$2.40
Baillie Gifford EAFE Choice Fund — Class 1
Actual	$1,000	$912.00	0.83%	$4.00
Hypothetical (5% return before expenses)	$1,000	$1,021.02	0.83%	$4.23
Baillie Gifford EAFE Choice Fund — Class 2
Actual	$1,000	$913.00	0.65%	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford EAFE Choice Fund — Class 3*
Actual	$1,000	$910.40	0.58%	$2.69
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford Emerging Markets Fund — Class III
Actual	$1,000	$922.10	0.75%	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,021.42	0.75%	$3.82
Baillie Gifford Global Alpha Equity Fund — Class 2
Actual	$1,000	$987.40	0.69%	$3.46
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Baillie Gifford Global Alpha Equity Fund — Class 3
Actual	$1,000	$987.70	0.61%	$3.06
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11

Fund Expenses (unaudited)

Annual Report December 31, 2014

	Beginning Account Value 7/01/14	Ending Account Value 12/31/14	Annualized Expense Ratios Based on the Period 7/01/14 to12/31/14	Expenses Paid During Period
Baillie Gifford EAFE Pure Fund — Class 2
Actual	$1,000	$905.80	0.68%	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Baillie Gifford Long Term Global Growth Equity Fund — Class 2
Actual	$1,000	$1,006.70	0.80%	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08

*  Commencement of operations on July 7, 2014.

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the six-months ended December 31, 2014. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (unaudited)
Baillie Gifford International Equity Fund

	Value	% of Total Net Assets
Aerospace	$17,014,649	0.7%
Aerospace/Defense	37,237,355	1.6
Airlines	66,186,741	2.9
Apparel	27,546,863	1.2
Apparel Retailers	45,509,531	2.0
Asset Managers	22,019,475	1.0
Auto Manufacturers	45,528,104	2.0
Banks	179,277,082	7.8
Beverages, Food & Tobacco	70,334,071	3.1
Biotechnology	23,783,199	1.0
Chemicals	21,848,772	1.0
Clothing & Accessories	31,185,980	1.4
Commercial Services	93,955,031	4.1
Construction & Building Materials	75,446,446	3.3
Containers & Packaging	24,872,418	1.1
Distillers & Vintners	11,825,586	0.5
Distribution/Wholesale	24,082,448	1.1
Diversified Financial Services	76,698,310	3.3
Electronic & Electrical Equipment	87,873,603	3.8
Exploration & Production	12,623,358	0.6
Food Producers & Processors	67,925,986	3.0
Food Products	62,077,401	2.7
Food Retailers & Wholesalers	23,164,923	1.0
General Mining	13,238,146	0.6
General Retailers	6,876,676	0.3
Healthcare — Products	30,327,085	1.3
Industrial Engineering	15,876,495	0.7
Industrial Machinery	108,260,276	4.7
Industrial Suppliers	33,547,969	1.5
Insurance	169,632,186	7.4
Integrated Oil & Gas	13,845,380	0.6
Internet	118,882,866	5.2
Investment Companies	14,790,808	0.6
Investment Services	32,633,339	1.4
Machinery — Diversified	21,995,044	1.0
Media & Photography	89,319,727	3.9
Medical Equipment	18,705,823	0.8
Mining & Metals	56,008,519	2.4
Mobile Telecommunications	25,792,334	1.1
Oil & Gas	27,842,712	1.2

Industry Diversification Table

Annual Report December 31, 2014

	Value	% of Total Net Assets
Pharmaceuticals	$21,996,650	1.0%
Recreational Products	26,616,707	1.2
Retailers — General	29,874,848	1.3
Semiconductors	138,772,290	6.1
Software & Computer Services	28,249,213	1.2
Specialized Consumer Services	33,885,686	1.5
Transportation	28,049,044	1.2
Total Value of Investments	2,253,037,155	98.4
Other assets less liabilities	36,177,629	1.6
Net Assets	$2,289,214,784	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

	Shares	Value
COMMON STOCKS — 97.6%
ARGENTINA — 1.6%
MercadoLibre, Inc.	294,209	$37,561,663
AUSTRALIA — 2.4%
Brambles Ltd.	2,887,363	24,872,418
Cochlear Ltd.	296,509	18,705,823
Treasury Wine Estates Ltd.	3,063,803	11,825,586
		55,403,827
BERMUDA — 0.2%
Seadrill Ltd.	354,612	4,102,920
BRAZIL — 1.0%
Embraer SA ADR	641,932	23,661,614
CANADA — 2.9%
Cenovus Energy, Inc.	354,663	7,317,328
Fairfax Financial Holdings Ltd.	87,275	45,731,860
Ritchie Bros. Auctioneers, Inc.	533,550	14,347,160
		67,396,348
CHINA — 6.0%
Baidu, Inc. ADR (a)	192,864	43,967,206
Hang Seng Bank Ltd.	1,469,800	24,428,767
Hong Kong Exchanges and Clearing Ltd.	1,929,100	42,588,224
Sun Art Retail Group Ltd.	6,916,500	6,876,676
Want Want China Holdings Ltd.	14,398,000	18,923,467
		136,784,340
DENMARK — 3.2%
DSV A/S	921,181	28,049,044
Novo Nordisk A/S, B Shares	520,018	21,996,650
Novozymes A/S, B Shares	565,008	23,783,199
		73,828,893
FINLAND — 1.5%
Sampo Oyj, A Shares	722,479	33,822,509

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

	Shares	Value
FRANCE — 4.8%
Compagnie Generale d'Optique Essillor International SA	271,944	$30,327,085
Edenred	650,851	17,999,985
Kone Oyj, B Shares	680,035	30,960,535
Lafarge SA	421,756	29,607,389
		108,894,994
GERMANY — 6.4%
Brenntag AG	390,783	21,848,772
Continental AG	159,778	33,700,910
Deutsche Boerse AG	480,004	34,110,086
MTU Aero Engines AG	156,212	13,575,741
SAP SE	404,551	28,249,213
Sky Deutschland AG (a)	1,963,362	15,860,312
		147,345,034
INDIA — 0.7%
IDFC Ltd.	5,975,174	14,790,808
IRELAND — 4.1%
CRH Plc.	922,552	22,121,713
James Hardie Industries Plc. SE CDI	2,221,712	23,717,344
Ryanair Holdings Plc. ADR (a)	666,006	47,466,248
		93,305,305
JAPAN — 9.7%
FANUC Corp.	133,400	21,995,044
Fast Retailing Co., Ltd.	75,700	27,546,863
Japan Exchange Group, Inc.	1,399,900	32,633,339
Rakuten, Inc.	2,436,800	33,885,686
Shimano, Inc.	205,500	26,616,707
SMC Corp.	123,200	32,306,008
Tokyo Electron Ltd.	290,100	21,998,345
Toyota Tsusho Corp.	1,036,700	24,082,448
		221,064,440

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

	Shares	Value
NETHERLANDS — 3.2%
Heineken Holding NV	478,235	$29,938,327
Unilever NV CVA	796,714	31,165,728
Yandex NV, Class A (a)	684,045	12,285,448
		73,389,503
PERU — 0.9%
Credicorp Ltd.	126,686	20,292,563
PORTUGAL — 0.2%
Galp Energia, SGPS, SA	477,745	4,851,516
RUSSIA — 1.0%
Magnit OJSC GDR Reg S	512,578	23,164,923
SINGAPORE — 1.7%
United Overseas Bank Ltd.	2,100,204	38,757,279
SOUTH AFRICA — 3.7%
Massmart Holdings Ltd.	915,459	11,218,899
Naspers Ltd., N Shares	567,889	73,459,415
		84,678,314
SOUTH KOREA — 5.3%
Hyundai Mobis Co., Ltd. (a)	55,281	11,827,194
NAVER Corp. (a)	39,143	25,068,549
Samsung Electronics Co., Ltd.	48,631	58,466,352
SK Telecom Co., Ltd.	105,450	25,792,334
		121,154,429
SPAIN — 1.6%
Inditex SA	1,251,446	35,698,081
SWEDEN — 5.0%
Atlas Copco AB, B Shares	1,757,717	44,993,733
Svenska Handelsbanken AB, A Shares	1,162,909	54,410,043
Volvo AB, B Shares	1,472,296	15,876,495
		115,280,271

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

	Shares	Value
SWITZERLAND — 3.4%
Compagnie Financiere Richemont SA	185,000	$16,401,846
Nestle SA	851,530	62,077,401
		78,479,247
TAIWAN — 4.0%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	3,472,420	19,480,276
Taiwan Semiconductor Manufacturing Co., Ltd.	16,392,000	72,214,488
		91,694,764
TURKEY — 0.8%
BIM Birlesik Magazalar A/S	834,084	17,836,791
UNITED KINGDOM — 20.7%
Amlin Plc.	3,517,822	26,094,602
Antofagasta Plc.	1,126,890	13,130,517
ARM Holdings Plc.	2,900,551	44,559,457
ASOS Plc. (a)	246,780	9,811,449
BG Group Plc.	1,034,648	13,845,380
BHP Billiton Plc.	617,699	13,238,146
British American Tobacco Plc.	745,432	40,395,744
Burberry Group Plc.	582,700	14,784,134
Capita Plc.	1,896,258	31,795,914
Experian Plc.	1,768,523	29,811,972
Hargreaves Lansdown Plc.	1,407,272	22,019,475
Petrofac Ltd.	1,062,142	11,570,948
Premier Farnell Plc.	3,631,434	9,926,974
Prudential Plc.	1,813,569	41,928,859
Rio Tinto Plc.	930,166	42,878,002
Rolls-Royce Holdings Plc.	1,266,549	17,014,649
St James's Place Plc.	1,749,108	22,054,357
Standard Chartered Plc.	1,458,024	21,806,103
Tullow Oil Plc.	1,958,820	12,623,358
Wolseley Plc.	586,791	33,547,969
		472,838,009

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

	Shares	Value
UNITED STATES — 1.6%
Copa Holdings SA, Class A	180,630	$18,720,493
PriceSmart, Inc.	204,516	18,655,950
		37,376,443
Total Common Stocks
(cost $1,777,867,686)		2,233,454,828
PREFERRED STOCKS — 0.8%
BRAZIL — 0.8%
Itau Unibanco Holding SA ADR (cost $23,013,055)	1,505,175	19,582,327
TOTAL INVESTMENTS — 98.4%
(cost $1,800,880,741)		$2,253,037,155
Other assets less liabilities — 1.6%		36,177,629
NET ASSETS — 100.0%		$2,289,214,784

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

CDI  —  Chess Depositary Interest.

CVA  —  Certificate Van Aandelen (Bearer).

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Equity Fund

ASSETS
Investments, at value (cost $1,800,880,741)	$2,253,037,155
Cash	34,826,983
Foreign cash, at value (cost $179,105)	177,664
Receivable for investments sold	2,428,683
Dividends receivable	2,119,166
Tax reclaims receivable	1,785,439
Total Assets	2,294,375,090
LIABILITIES
Payable for investments purchased	1,571,854
Distribution payable	347,437
Management fee payable	1,442,498
Servicing fee payable	1,174,868
Trustee fee payable	20,947
Accrued expenses	602,702
Total Liabilities	5,160,306
NET ASSETS	$2,289,214,784
COMPOSITION OF NET ASSETS
Paid-in capital	$1,851,200,591
Distributions in excess of net investment income	(1,917,295)
Accumulated net realized loss on investments and foreign currency transactions	(12,030,998)
Net unrealized appreciation in value of investments and foreign currencies	451,962,486
NET ASSETS	$2,289,214,784
NET ASSET VALUE, PER SHARE
Class 1 ($18,067,538 / 1,609,379 shares outstanding), unlimited authorized, no par value	$11.23
Maximum Purchase Price Per Share (Note D)	$11.26
Minimum Redemption Price Per Share (Note D)	$11.21
Class 2 ($542,943,024 / 48,489,384 shares outstanding), unlimited authorized, no par value	$11.20
Maximum Purchase Price Per Share (Note D)	$11.23
Minimum Redemption Price Per Share (Note D)	$11.18
Class 3 ($1,078,665,243 / 95,130,618 shares outstanding), unlimited authorized, no par value	$11.34
Maximum Purchase Price Per Share (Note D)	$11.37
Minimum Redemption Price Per Share (Note D)	$11.32

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

Class 4 ($352,889,781 / 30,430,226 shares outstanding), unlimited authorized, no par value	$11.60
Maximum Purchase Price Per Share (Note D)	$11.63
Minimum Redemption Price Per Share (Note D)	$11.58
Class 5 ($296,649,198 / 25,425,829 shares outstanding), unlimited authorized, no par value	$11.67
Maximum Purchase Price Per Share (Note D)	$11.71
Minimum Redemption Price Per Share (Note D)	$11.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $6,819,124)	$55,215,097
Interest	822
Total Investment Income	55,215,919
EXPENSES
Management fee (Note B)	6,112,336
Shareholder servicing fees — Class 1 Shares (Note B)	106,213
Shareholder servicing fees — Class 2 Shares (Note B)	1,436,283
Shareholder servicing fees — Class 3 Shares (Note B)	2,472,481
Shareholder servicing fees — Class 4 Shares (Note B)	728,366
Shareholder servicing fees — Class 5 Shares (Note B)	269,621
Fund accounting	1,195,919
Custody	397,854
Legal	286,080
Trustees' fees	86,436
Professional fees	81,157
Transfer agency	47,341
Insurance	29,628
Miscellaneous	66,816
Total Expenses	13,316,531
Net Investment Income	41,899,388
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	28,730,742
Foreign currency transactions	(720,786)
28,009,956
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(138,306,187)
Translation of assets and liabilities in foreign currencies	(249,240)
(138,555,427)
Net realized and unrealized loss on investments and foreign currency transactions	(110,545,471)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(68,646,083)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$41,899,388	$39,350,100
Net realized gain (loss) from investments, in-kind and foreign currency transactions	28,009,956	(9,043,353)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(138,555,427)	298,702,832
Net increase (decrease) in net assets from operations	(68,646,083)	329,009,579
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(283,889)	(453,185)
Class 2	(9,390,129)	(10,361,979)
Class 3	(19,194,094)	(20,845,482)
Class 4	(6,244,218)	(10,043,073)
Class 5	(5,362,838)	—
Capital gains:
Class 1	(79,843)	—
Class 2	(2,356,308)	—
Class 3	(4,620,754)	—
Class 4	(1,478,334)	—
Class 5	(1,234,770)	—
Total Dividends and Distributions	(50,245,177)	(41,703,719)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	255,949	681,659
Class 2	136,831,273	91,672,424
Class 3	220,966,910	276,657,991
Class 4	54,835,000	49,900,000
Class 5	304,629,645	—
Purchase premiums:
Class 1	3,626	9,434
Class 2	67,788	102,972
Class 3	179,891	160,708
Class 4	72,418	81,798
Class 5	18,147	—
Redemption fees:
Class 1	5,368	2,939
Class 2	122,868	32,530
Class 3	306,728	49,264
Class 4	106,695	25,715
Class 5	47,408	—
Dividends reinvested:
Class 1	—	177,440
Class 2	11,746,437	10,361,979
Class 3	23,814,848	20,845,482
Class 4	7,722,552	10,043,073
Class 5	6,597,607	—

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford International Equity Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Cost of shares redeemed:
Class 1	$(8,566,950)	$(41,887,651)
Class 2	(211,341,046)	(226,837,755)
Class 3	(380,295,118)	(26,039,059)
Class 4	(304,629,645)	(35,218,367)
Class 5	—	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(136,501,601)	130,822,576
Total Increase (Decrease) in Net Assets	(255,392,861)	418,128,436
NET ASSETS
Beginning of year	2,544,607,645	2,126,479,209
End of year (including distributions in excess of net investment income of $1,917,295 and $2,620,701, respectively)	$2,289,214,784	$2,544,607,645

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Equity Fund
Selected data for a Class 1 Share outstanding throughout each year:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value, beginning of year	$11.82	$10.42	$8.65		$9.97	$8.86
From Investment Operations
Net investment income(a)	0.18	0.18	0.21		0.17	0.12
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.54)	1.39	1.70		(1.38)	1.15
Net increase (decrease) in net asset value from investment operations	(0.36)	1.57	1.91		(1.21)	1.27
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.18)	(0.17)	(0.15)		(0.11)	(0.17)
Distributions from net realized gain on investments	(0.05)	—	—		(0.01)	—
Total Dividends and Distributions	(0.23)	(0.17)	(0.15)		(0.12)	(0.17)
Proceeds from Purchase Premiums and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.01		0.01	0.01
Net asset value, end of year	$11.23	$11.82	$10.42		$8.65	$9.97
Total Return
Total investment return based on net asset value(c)	(3.10)%	15.10%	22.17%		(12.07)%	14.44%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,068	$27,187	$61,940		$63,868	$72,366
Ratio of net expenses to average net assets	0.79%	0.79%	0.80	%(d)	0.84%	0.86%
Ratio of net expenses to average net assets, before waiver	0.79%	0.79%	0.83	%(d)	0.84%	0.86%
Ratio of net investment income to average net assets	1.56%	1.65%	2.19%		1.72%	1.36%
Portfolio turnover rate	11%	16%	13%		11%	24%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Effective January 1, 2012, Baillie Gifford Overseas Limited had voluntarily agreed to waive a portion of the management fee through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value, beginning of year	$11.79	$10.39	$8.63		$9.95	$8.84
From Investment Operations
Net investment income(a)	0.18	0.19	0.22		0.16	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.52)	1.40	1.69		(1.36)	1.15
Net increase (decrease) in net asset value from investment operations	(0.34)	1.59	1.91		(1.20)	1.28
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)	(0.19)	(0.16)		(0.12)	(0.18)
Distributions from net realized gain on investments	(0.05)	—	—		(0.01)	—
Total Dividends and Distributions	(0.25)	(0.19)	(0.16)		(0.13)	(0.18)
Proceeds from Purchase Premiums and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.01		0.01	0.01
Net asset value, end of year	$11.20	$11.79	$10.39		$8.63	$9.95
Total Return
Total investment return based on net asset value(c)	(2.93)%	15.35%	22.33%		(11.94)%	14.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$542,943	$637,144	$682,452		$831,065	$447,232
Ratio of net expenses to average net assets	0.61%	0.61%	0.62	%(d)	0.67%	0.68%
Ratio of net expenses to average net assets, before waiver	0.61%	0.61%	0.64	%(d)	0.67%	0.68%
Ratio of net investment income to average net assets	1.57%	1.72%	2.27%		1.74%	1.43%
Portfolio turnover rate	11%	16%	13%		11%	24%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Equity Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Period September 1, 2010(a) through December 31, 2010
Net asset value, beginning of period	$11.93	$10.52	$8.73		$10.06	$8.53
From Investment Operations
Net investment income(b)	0.21	0.19	0.17		0.17	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.54)	1.42	1.78		(1.37)	1.69
Net increase (decrease) in net asset value from investment operations	(0.33)	1.61	1.95		(1.20)	1.71
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.21)	(0.20)	(0.17)		(0.13)	(0.19)
Distributions from net realized gain on investments	(0.05)	—	—		(0.01)	—
Total Dividends and Distributions	(0.26)	(0.20)	(0.17)		(0.14)	(0.19)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.01		0.01	0.01
Net asset value, end of period	$11.34	$11.93	$10.52		$8.73	$10.06
Total Return
Total investment return based on net asset value(d)	(2.83)%	15.34%	22.50%		(11.85)%	20.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,078,665	$1,268,490	$862,591		$367,327	$154,209
Ratio of net expenses to average net assets	0.54%	0.54%	0.56	%(e)	0.60%	0.61%*
Ratio of net expenses to average net assets, before waiver	0.54%	0.54%	0.58	%(e)	0.60%	0.61%*
Ratio of net investment income to average net assets	1.76%	1.75%	1.71%		1.75%	0.76%*
Portfolio turnover rate	11%	16%	13%		11%	24%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Equity Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011	For the Period July 30, 2010(a) through December 31, 2010
Net asset value, beginning of period	$12.20	$10.75	$8.92		$10.28	$9.00
From Investment Operations
Net investment income(b)	0.22	0.20	0.22		0.20	0.04
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.57)	1.45	1.77		(1.43)	1.42
Net increase (decrease) in net asset value from investment operations	(0.35)	1.65	1.99		(1.23)	1.46
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.21)	(0.20)	(0.17)		(0.13)	(0.19)
Distributions from net realized gain on investments	(0.05)	—	—		(0.01)	—
Total Dividends and Distributions	(0.26)	(0.20)	(0.17)		(0.14)	(0.19)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.00 (c)	0.01		0.01	0.01
Net asset value, end of period	$11.60	$12.20	$10.75		$8.92	$10.28
Total Return
Total investment return based on net asset value(d)	(2.82)%	15.42%	22.51%		(11.86)%	16.38%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$352,890	$611,786	$519,496		$17,024	$20,955
Ratio of net expenses to average net assets	0.51%	0.51%	0.53	%(e)	0.56%	0.58%*
Ratio of net expenses to average net assets, before waiver	0.51%	0.51%	0.54	%(e)	0.56%	0.58%*
Ratio of net investment income to average net assets	1.82%	1.77%	2.20%		2.03%	0.97%*
Portfolio turnover rate	11%	16%	13%		11%	24%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Baillie Gifford Overseas Limited had voluntarily agreed to waive its fees and/or bear other expenses through June 30, 2012, during which time Baillie Gifford Overseas Limited received annual management fee equal to 0.25% of the Fund's average net assets.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Equity Fund
Selected data for a Class 5 Share outstanding throughout the period:

For the Period April 7, 2014(a) through December 31, 2014
Net asset value, beginning of period	$12.25
From Investment Operations
Net investment income(b)	0.15
Net realized and unrealized loss on investments and foreign currency transactions	(0.46)
Net decrease in net asset value from investment operations	(0.31)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.22)
Distributions from net realized gain on investments	(0.05)
Total Dividends and Distributions	(0.27)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)
Net asset value, end of period	$11.67
Total Return
Total investment return based on net asset value(d)	(2.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$296,649
Ratio of net expenses to average net assets	0.47%*
Ratio of net investment income to average net assets	1.61%*
Portfolio turnover rate(e)	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (unaudited)
Baillie Gifford International Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$11,100,347	3.0%
Asset Managers	8,818,628	2.4
Auto Manufacturers	5,314,217	1.5
Banks	35,236,640	9.6
Beverages, Food & Tobacco	4,006,942	1.1
Biotechnology	4,077,982	1.1
Brewers	10,754,290	2.9
Broadline Retailers	1,566,578	0.4
Building Materials & Fixtures	4,827,243	1.3
Bus, Train & Employment	4,699,080	1.3
Business Support Services	3,209,334	0.9
Clothing & Accessories	1,882,916	0.5
Commercial Vehicles & Trucks	3,550,341	1.0
Containers & Packaging	4,190,178	1.1
Distillers & Vintners	1,616,172	0.4
Diversified Industrials	5,468,793	1.5
Drug Retailers	2,036,892	0.6
Electrical Components & Equipment	3,027,682	0.8
Electronic & Electrical Equipment	6,036,803	1.6
Electronic Equipment	4,907,716	1.3
Food Products	13,678,248	3.7
Food Retailers & Wholesalers	5,680,471	1.5
Footwear	3,697,984	1.0
Gambling	1,866,128	0.5
General Mining	6,006,839	1.6
Healthcare — Products	1,871,786	0.5
Holding Companies — Diversified	2,482,531	0.7
Industrial Machinery	27,573,041	7.5
Integrated Oil & Gas	9,099,708	2.5
Internet	8,412,093	2.3
Investment Companies	1,640,306	0.4
Media & Photography	8,645,716	2.4
Media Agencies	4,986,523	1.4
Medical Equipment	13,035,118	3.6
Nondurable Household Products	6,794,575	1.9
Nonlife Insurance	7,010,904	1.9
Oil Equipment & Services	2,646,524	0.7
Personal Products	5,360,414	1.5
Pharmaceuticals	19,769,914	5.4
Property & Casualty Insurance	7,289,571	2.0

Industry Diversification Table

Annual Report December 31, 2014

	Value	% of Total Net Assets
Recreational Products	$9,623,461	2.6%
Restaurants & Bars	3,157,771	0.9
Retailers — General	10,001,775	2.7
Semiconductors	16,462,000	4.5
Soft Drinks	4,635,715	1.3
Speciality Chemicals	6,854,619	1.9
Speciality Finance	19,196,961	5.2
Specialized Consumer Services	10,456,108	2.8
Total Value of Investments	364,265,578	99.2
Other assets less liabilities	3,077,116	0.8
Net Assets	$367,342,694	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Choice Fund

	Shares	Value
COMMON STOCKS — 98.4%
AUSTRALIA — 5.4%
Brambles Ltd.	486,425	$4,190,178
Cochlear Ltd.	129,439	8,165,901
Mesoblast Ltd. (a)	359,292	1,276,866
Seek Ltd.	336,994	4,699,080
Treasury Wine Estates Ltd.	418,722	1,616,172
		19,948,197
CHINA — 5.6%
Baidu, Inc. ADR (a)	36,900	8,412,093
Cafe de Coral Holdings Ltd.	680,298	2,353,709
Jardine Strategic Holdings Ltd.	73,000	2,482,531
JD.com, Inc. ADR (a)	67,700	1,566,578
Mindray Medical International Ltd. ADR	70,901	1,871,786
Tsingtao Brewery Co., Ltd., Class H	594,057	4,006,942
		20,693,639
DENMARK — 4.6%
Carlsberg A/S, B Shares	78,397	6,020,878
Novo Nordisk A/S, B Shares	193,778	8,196,768
Novozymes A/S, B Shares	66,545	2,801,116
		17,018,762
FRANCE — 2.8%
Kone Oyj, B Shares	103,362	4,705,850
Legrand SA	57,716	3,027,682
Total SA	47,947	2,456,428
		10,189,960
GERMANY — 1.0%
adidas AG	53,250	3,697,984
HONG KONG — 1.3%
BOC Hong Kong Holdings Ltd.	854,040	2,845,781
Li & Fung Ltd.	1,931,218	1,808,030
		4,653,811

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Choice Fund

	Shares	Value
INDIA — 1.5%
Mahindra & Mahindra Ltd. GDR	266,711	$5,314,217
ISRAEL — 0.2%
Protalix BioTherapeutics, Inc. (a)	329,319	605,947
ITALY — 2.2%
CNH Industrial NV	438,579	3,550,341
EXOR SpA	112,391	4,611,614
		8,161,955
JAPAN — 15.8%
Asahi Group Holdings Ltd.	153,000	4,733,412
Kao Corp.	172,300	6,794,575
MS&AD Insurance Group Holdings, Inc.	307,600	7,289,571
Olympus Corp. (a)	139,000	4,869,218
Rakuten, Inc.	511,200	7,108,652
Sankyo Co., Ltd.	54,400	1,866,128
Shimano, Inc.	74,300	9,623,462
Shiseido Co., Ltd.	253,300	3,552,383
SMC Corp.	14,900	3,907,139
SUGI Holdings Co., Ltd.	49,900	2,036,892
THK Co., Ltd.	251,600	6,046,425
		57,827,857
MEXICO — 0.6%
Wal-Mart de Mexico SAB de CV, Series V	1,025,900	2,205,646
NEW ZEALAND — 0.9%
Trade Me Group Ltd.	1,178,556	3,347,456
PHILIPPINES — 0.6%
Puregold Price Club, Inc. (a)	2,569,500	2,201,070
SINGAPORE — 3.5%
Jardine Matheson Holdings Ltd.	90,000	5,468,793
United Overseas Bank Ltd.	401,011	7,400,279
		12,869,072

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Choice Fund

	Shares	Value
SOUTH AFRICA — 3.2%
Clicks Group Ltd.	463,598	$3,241,350
Naspers Ltd., N Shares	66,837	8,645,716
		11,887,066
SOUTH KOREA — 3.6%
Samsung Electronics Co., Ltd. GDR Reg S	10,513	6,310,402
Samsung Fire & Marine Insurance Co., Ltd. (a)	27,278	7,010,904
		13,321,306
SPAIN — 3.5%
Corporacion Financiera Alba SA	33,550	1,640,306
Distribuidora Internacional de Alimentacion SA	838,310	5,680,471
Inditex SA	190,575	5,436,241
		12,757,018
SWEDEN — 8.4%
Atlas Copco AB, B Shares	275,773	7,059,189
Investment AB Kinnevik, B Shares	308,623	10,036,182
Investor AB, B Shares	125,122	4,549,165
Svenska Handelsbanken AB, A Shares	196,531	9,195,268
		30,839,804
SWITZERLAND — 9.1%
Geberit AG	14,269	4,827,243
Mettler-Toledo International, Inc. (a)	16,226	4,907,716
Nestle SA	95,113	6,933,834
Roche Holding AG — Genusschein	40,478	10,967,199
Schindler Holding AG, Participating Certificates	24,842	3,586,295
UBS Group AG (a)	129,432	2,224,897
		33,447,184
TAIWAN — 3.6%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	1,076,079	6,036,803
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	325,141	7,276,656
		13,313,459
TURKEY — 1.4%
Turkiye Garanti Bankasi A/S ADR	1,328,694	5,274,915
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Choice Fund

	Shares	Value
UNITED KINGDOM — 18.3%
ASOS Plc. (a)	142,465	$5,664,106
BG Group Plc.	496,444	6,643,280
BHP Billiton Plc.	148,721	3,187,297
Burberry Group Plc.	74,213	1,882,916
Hargreaves Lansdown Plc.	443,333	6,936,797
Imagination Technologies Group Plc. (a)	814,900	2,874,942
Intertek Group Plc.	88,675	3,209,334
John Wood Group Plc.	286,079	2,646,524
Johnson Matthey Plc.	130,289	6,854,619
Jupiter Fund Management Plc.	333,253	1,881,831
KAZ Minerals Plc. (a)	706,612	2,819,542
Mitchells & Butlers Plc. (a)	530,107	3,157,771
Rightmove Plc.	142,990	4,986,523
Standard Chartered Plc.	358,790	5,366,038
Unilever Plc.	166,003	6,744,413
Weir Group Plc. (The)	79,096	2,268,143
		67,124,076
UNITED STATES — 1.3%
Coca-Cola Enterprises, Inc.	104,833	4,635,715
Total Common Stocks
(cost $356,774,160)		361,336,116
PREFERRED STOCKS — 0.8%
BRAZIL — 0.8%
Itau Unibanco Holding SA ADR (cost $2,898,141)	225,170	2,929,462
TOTAL INVESTMENTS — 99.2%
(cost $359,672,301)		$364,265,578
Other assets less liabilities — 0.8%		3,077,116
NET ASSETS — 100.0%		$367,342,694

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford International Choice Fund

ASSETS
Investments, at value (cost $359,672,301)	$364,265,578
Cash	3,277,272
Foreign cash, at value (cost $44)	44
Receivable for investments sold	468,048
Dividends receivable	233,347
Tax reclaims receivable	196,563
Total Assets	368,440,852
LIABILITIES
Payable for investments purchased	492,955
Servicing fee payable	239,744
Management fee payable	232,695
Trustee fee payable	3,403
Accrued expenses	129,361
Total Liabilities	1,098,158
NET ASSETS	$367,342,694
COMPOSITION OF NET ASSETS
Paid-in capital	$364,090,622
Distributions in excess of net investment income	(1,089,282)
Accumulated net realized loss on investments and foreign currency transactions	(227,183)
Net unrealized appreciation in value of investments and foreign currencies	4,568,537
NET ASSETS	$367,342,694
NET ASSET VALUE, PER SHARE
Class 1 ($15,934,169 / 1,397,811 shares outstanding), unlimited authorized, no par value	$11.40
Maximum Purchase Price Per Share (Note D)	$11.43
Minimum Redemption Price Per Share (Note D)	$11.38
Class 2 ($245,205,986 / 21,296,695 shares outstanding), unlimited authorized, no par value	$11.51
Maximum Purchase Price Per Share (Note D)	$11.54
Minimum Redemption Price Per Share (Note D)	$11.49
Class 3 ($106,202,539 / 9,130,111 shares outstanding), unlimited authorized, no par value	$11.63
Maximum Purchase Price Per Share (Note D)	$11.66
Minimum Redemption Price Per Share (Note D)	$11.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $836,252)	$7,301,484
Interest	321
Total Investment Income	7,301,805
EXPENSES
Management fee (Note B)	931,433
Shareholder servicing fees — Class 1 Shares (Note B)	54,846
Shareholder servicing fees — Class 2 Shares (Note B)	673,979
Shareholder servicing fees — Class 3 Shares (Note B)	221,526
Fund accounting	243,473
Custody	62,457
Legal	48,392
Transfer agency	21,311
Trustees' fees	12,201
Professional fees	11,415
Insurance	4,565
Miscellaneous	9,453
Total Expenses	2,295,051
Net Investment Income	5,006,754
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	3,771,543
Foreign currency transactions	(171,910)
3,599,633
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(18,038,267)
Translation of assets and liabilities in foreign currencies	(31,106)
(18,069,373)
Net realized and unrealized loss on investments and foreign currency transactions	(14,469,740)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,462,986)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford International Choice Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,006,754	$1,453,133
Net realized gain (loss) from investments and foreign currency transactions	3,599,633	(163,305)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(18,069,373)	21,874,998
Net increase (decrease) in net assets from operations	(9,462,986)	23,164,826
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(204,051)	—
Class 2	(3,555,055)	(1,243,112)
Class 3	(1,598,567)	(897,173)
Capital gains:
Class 1	(166,643)	—
Class 2	(2,534,923)	—
Class 3	(1,086,259)	—
Total Dividends and Distributions	(9,145,498)	(2,140,285)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	16,949,000	—
Class 2	83,102,298	156,103,614
Class 3	—	101,519,199
Purchase premiums:
Class 1	2,204	—
Class 2	158,176	140,612
Class 3	72,187	141,798
Redemption fees:
Class 1	174	—
Class 2	3,597	—
Class 3	1,732	—
Dividends reinvested:
Class 1	370,694	—
Class 2	6,089,979	1,243,112
Class 3	2,684,825	897,173
Cost of shares redeemed:
Class 1	—	(26,363,614)
Class 2	(3,001,502)	—
Class 3	—	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	106,433,364	233,681,894
Total Increase in Net Assets	87,824,880	254,706,435
NET ASSETS
Beginning of year	279,517,814	24,811,379
End of year (including distributions in excess of net investment income of $1,089,282 and $661,626, respectively)	$367,342,694	$279,517,814

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Choice Fund
Selected data for a Class 1 Share outstanding throughout the period:

For the Period April 9, 2014(a) through December 31, 2014
Net asset value, beginning of period	$12.41
From Investment Operations
Net investment income(b)	0.08
Net realized and unrealized loss on investments and foreign currency transactions	(0.82)
Net decrease in net asset value from investment operations	(0.74)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)
Distributions from net realized gain on investments	(0.12)
Total Dividends and Distributions	(0.27)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)
Net asset value, end of period	$11.40
Total Return
Total investment return based on net asset value(d)	(5.98)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$15,934
Ratio of net expenses to average net assets, before waiver	0.83%*
Ratio of net expenses to average net assets, after waiver	0.83%*
Ratio of net investment income to average net assets	0.91%*
Portfolio turnover rate(e)	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Choice Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Period April 9, 2013(a) through December 31, 2013
Net asset value, beginning of period	$12.20	$11.00
From Investment Operations
Net investment income(b)	0.17	0.08
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.58)	1.19
Net increase (decrease) in net asset value from investment operations	(0.41)	1.27
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.09)
Distributions from net realized gain on investments	(0.12)	—
Total Dividends and Distributions	(0.29)	(0.09)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.02
Net asset value, end of period	$11.51	$12.20
Total Return
Total investment return based on net asset value(c)	(3.29)%	11.76%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$245,206	$169,778
Ratio of net expenses to average net assets, before waiver	0.63%	0.67%*
Ratio of net expenses to average net assets, after waiver	0.63%	0.66%*
Ratio of net investment income to average net assets	1.35%	0.98%*
Portfolio turnover rate	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford International Choice Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Period April 30, 2013(a) through December 31, 2013
Net asset value, beginning of period	$12.33	$11.50
From Investment Operations
Net investment income(b)	0.17	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.58)	0.82
Net increase (decrease) in net asset value from investment operations	(0.41)	0.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.18)	(0.10)
Distributions from net realized gain on investments	(0.12)	—
Total Dividends and Distributions	(0.30)	(0.10)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.02
Net asset value, end of period	$11.63	$12.33
Total Return
Total investment return based on net asset value(c)	(3.26)%	8.11%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$106,203	$109,740
Ratio of net expenses to average net assets, before waiver	0.56%	0.58%*
Ratio of net expenses to average net assets, after waiver	0.56%	0.58%*
Ratio of net investment income to average net assets	1.38%	1.10%*
Portfolio turnover rate	9%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (Unaudited)
Baillie Gifford EAFE Fund

	Value	% of Total Net Assets
Aerospace	$45,218,646	2.0%
Aerospace/Defense	21,684,577	1.0
Apparel Retailers	100,693,251	4.5
Auto Manufacturers	28,112,432	1.3
Automobiles	86,399,004	3.9
Banks	282,900,524	12.6
Beverages, Food & Tobacco	9,941,624	0.4
Biotechnology	64,394,653	2.9
Broadcasting & Entertainment	8,925,766	0.4
Broadline Retailers	50,346,567	2.3
Building Materials & Fixtures	24,316,871	1.1
Business Support Services	35,118,220	1.6
Chemicals	53,467,199	2.4
Computers	9,356,566	0.4
Construction & Building Materials	26,801,476	1.2
Diversified Financial Services	50,488,782	2.3
Diversified Industrials	24,213,898	1.1
Energy — Alternate Sources	3,122,588	0.1
Engineering & Machinery	17,849,479	0.8
Food & Drug Retailers	13,906,703	0.6
Food Producers & Processors	12,353,428	0.6
Food Retailers & Wholesalers	25,480,895	1.1
General Financial	12,654,084	0.6
General Retailers	13,233,797	0.6
Healthcare — Products	49,260,805	2.2
Industrial Engineering	13,350,376	0.6
Industrial Machinery	108,650,390	4.9
Insurance	58,937,919	2.6
Internet	271,550,487	12.1
Life Insurance	76,974,971	3.4
Media	12,927,149	0.6
Media & Photography	25,502,005	1.1
Medical Equipment	9,079,020	0.4
Mining & Metals	16,033,003	0.7
Personal Goods	41,061,534	1.8
Personal Products	60,970,717	2.7
Pharmaceuticals	44,297,519	2.0
Retailers — General	8,709,204	0.4
Semiconductors	89,898,286	4.0
Software	17,473,757	0.8

Industry Diversification Table

Annual Report December 31, 2014

	Value	% of Total Net Assets
Speciality Finance	$78,522,236	3.5%
Specialized Consumer Services	121,018,682	5.4
Telecommunication Services	89,165,893	4.0
Toys/Games/Hobbies	5,499,914	0.2
Total Value of Investments	2,219,864,897	99.2
Other assets less liabilities	18,210,072	0.8
Net Assets	$2,238,074,969	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Fund

	Shares	Value
COMMON STOCKS — 98.8%
ARGENTINA — 1.4%
MercadoLibre, Inc.	250,300	$31,955,801
AUSTRALIA — 1.1%
Cochlear Ltd.	143,913	9,079,020
Fortescue Metals Group Ltd.	7,302,199	16,033,003
		25,112,023
CHILE — 0.5%
Sociedad Quimica y Minera de Chile SA ADR	443,100	10,581,228
CHINA — 13.5%
Alibaba Group Holding Ltd. ADR (a)	375,028	38,980,410
Baidu, Inc. ADR (a)	512,246	116,776,721
Hong Kong Exchanges and Clearing Ltd.	1,128,201	24,906,991
JD.com, Inc. ADR (a)	385,200	8,913,528
New Oriental Education & Technology Group, Inc. ADR (a)	726,200	14,821,742
Tencent Holdings Ltd.	6,128,300	88,669,948
Youku Tudou, Inc. ADR (a)	501,166	8,925,766
		301,995,106
DENMARK — 3.8%
Chr. Hansen Holding A/S	318,100	14,092,904
Novo Nordisk A/S, B Shares	1,047,228	44,297,519
Novozymes A/S, B Shares	643,490	27,086,785
		85,477,208
FRANCE — 6.2%
Compagnie Generale d'Optique Essillor International SA	318,046	35,468,361
Kering	215,605	41,433,039
L'Oreal SA	364,282	60,970,717
		137,872,117
GERMANY — 3.5%
Aixtron SE NA (a)	789,310	8,872,713
HeidelbergCement AG	199,875	14,107,199
MorphoSys AG (a)	111,513	10,388,232
Rocket Internet AG 144A (a)	280,998	17,473,757

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Fund

	Shares	Value
SMA Solar Technology AG (a)	172,524	$3,122,588
Volkswagen AG	89,829	19,475,298
Zalando SE (a)	156,271	4,821,953
		78,261,740
HONG KONG — 3.4%
AIA Group Ltd.	13,956,200	76,974,971
INDIA — 0.6%
Housing Development Finance Corp. Ltd.	693,500	12,436,089
IRELAND — 1.6%
Bank of Ireland (a)	61,751,104	23,139,795
James Hardie Industries Plc. SE CDI	1,189,131	12,694,278
		35,834,073
ITALY — 7.8%
EXOR SpA	621,769	25,512,350
Fiat Chrysler Automobiles NV (a)	7,435,527	86,399,004
UniCredit SpA	9,707,161	62,180,474
		174,091,828
JAPAN — 11.1%
Don Quijote Holdings Co., Ltd.	192,500	13,233,797
M3, Inc.	772,600	12,927,149
Rakuten, Inc.	4,833,700	67,216,530
Sanrio Co., Ltd.	222,600	5,499,914
SBI Holdings, Inc.	1,158,200	12,654,084
SMC Corp.	179,100	46,964,334
SoftBank Corp.	1,498,000	89,165,893
		247,661,701
NETHERLANDS — 1.3%
ASML Holding NV	185,552	20,048,476
Gemalto NV	114,646	9,356,566
		29,405,042
NORWAY — 1.1%
Schibsted ASA	402,117	25,502,005

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Fund

	Shares	Value
PERU — 1.0%
Credicorp Ltd.	134,516	$21,546,773
PORTUGAL — 0.4%
Jeronimo Martins SGPS SA	992,137	9,941,624
RUSSIA — 0.7%
Magnit OJSC GDR Reg S	239,858	10,839,896
Mail.ru Group Ltd. GDR Reg S (a)	274,238	4,427,348
		15,267,244
SINGAPORE — 0.6%
Singapore Exchange Ltd.	2,236,000	13,145,702
SOUTH KOREA — 1.9%
Celltrion, Inc. (a)	365,190	12,826,732
NAVER Corp.	46,407	29,720,669
		42,547,401
SPAIN — 9.2%
Banco Popular Espanol SA	13,367,107	66,632,944
Banco Santander SA	4,593,748	38,555,977
Distribuidora Internacional de Alimentacion SA	2,160,683	14,640,999
Inditex SA	3,024,406	86,272,593
		206,102,513
SWEDEN — 10.4%
Alfa Laval AB	1,280,494	24,213,898
Atlas Copco AB, A Shares	2,216,876	61,686,056
Elekta AB, B Shares	1,349,055	13,792,444
Investment AB Kinnevik, B Shares	1,630,109	53,009,886
Sandvik AB	1,835,784	17,849,479
Svenska Handelsbanken AB, A Shares	1,047,443	49,007,634
Volvo AB, B Shares	1,238,038	13,350,376
		232,909,773
SWITZERLAND — 5.2%
Compagnie Financiere Richemont SA	463,142	41,061,534
Geberit AG	71,879	24,316,871

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Fund

	Shares	Value
Swatch Group AG (The)	19,604	$8,709,204
Syngenta AG	133,328	42,885,971
		116,973,580
TURKEY — 0.6%
BIM Birlesik Magazalar A/S	577,671	12,353,428
UNITED KINGDOM — 11.9%
Aggreko Plc.	1,505,925	35,118,220
ARM Holdings Plc.	3,969,240	60,977,097
ASOS Plc. (a)	241,429	9,598,705
Meggitt Plc.	2,695,658	21,684,577
Ocado Group Plc. (a)	2,246,669	13,906,703
Prudential Plc.	2,549,270	58,937,918
Rolls-Royce Holdings Plc.	3,366,019	45,218,646
Standard Chartered Plc.	1,460,085	21,836,927
		267,278,793
Total Common Stocks
(cost $1,611,416,304)		2,211,227,763
PREFERRED STOCKS — 0.4%
GERMANY — 0.4%
Porsche Automobil Holding SE (cost $5,834,498)	106,799	8,637,134
TOTAL INVESTMENTS — 99.2%
(cost $1,617,250,802)		$2,219,864,897
Other assets less liabilities — 0.8%		18,210,072
NET ASSETS — 100.0%		$2,238,074,969

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

CDI  —  Chess Depositary Interest.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

144 A  —  Securities are exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2014, the net value of these securities was $17,473,757, representing 0.78% of net assets.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Fund

ASSETS
Investments, at value (cost $1,617,250,802)	$2,219,864,897
Cash	19,488,146
Foreign cash, at value (cost $471,751)	472,192
Receivable for investments sold	479,005
Dividends receivable	426,459
Tax reclaims receivable	1,645,090
Total Assets	2,242,375,789
LIABILITIES
Management fee payable	1,425,434
Servicing fee payable	1,098,300
Payable for investments purchased	77,393
Distribution payable	1,054,151
Trustee fee payable	20,751
Accrued expenses	624,791
Total Liabilities	4,300,820
NET ASSETS	$2,238,074,969
COMPOSITION OF NET ASSETS
Paid-in capital	$1,640,977,450
Distributions in excess of net investment income	(17,950,728)
Accumulated net realized gain on investments and foreign currency transactions (net of Indian capital gains tax)	12,587,492
Net unrealized appreciation in value of investments and foreign currencies	602,460,755
NET ASSETS	$2,238,074,969
NET ASSET VALUE, PER SHARE
Class 2 ($754,209,565 / 67,890,258 shares outstanding), unlimited authorized, no par value	$11.11
Maximum Purchase Price Per Share (Note D)	$11.14
Minimum Redemption Price Per Share (Note D)	$11.09
Class 3 ($487,942,626 / 43,830,521 shares outstanding), unlimited authorized, no par value	$11.13
Maximum Purchase Price Per Share (Note D)	$11.16
Minimum Redemption Price Per Share (Note D)	$11.11

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

Class 4 ($205,227,583 / 18,410,472 shares outstanding), unlimited authorized, no par value	$11.15
Maximum purchase price per share (Note D)	$11.18
Minimum redemption price per share (Note D)	$11.13
Class 5 ($790,695,195 / 70,848,878 shares outstanding), unlimited authorized, no par value	$11.16
Maximum purchase price per share (Note D)	$11.19
Minimum redemption price per share (Note D)	$11.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4,732,223)	$42,038,350
Interest	483
Total Investment Income	42,038,833
EXPENSES
Management fee (Note B)	5,931,630
Shareholder servicing fees — Class 1 Shares (Note B)	3,864
Shareholder servicing fees — Class 2 Shares (Note B)	2,187,304
Shareholder servicing fees — Class 3 Shares (Note B)	1,029,677
Shareholder servicing fees — Class 4 Shares (Note B)	366,799
Shareholder servicing fees — Class 5 Shares (Note B)	997,293
Fund accounting	1,162,594
Custody	380,254
Legal	279,991
Trustees' fees	84,049
Professional fees	79,710
Transfer agency	39,794
Insurance	28,220
Miscellaneous	64,275
Total Expenses	12,635,454
Net Investment Income	29,403,379
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	121,535,043
Foreign currency transactions	125,831
121,660,874
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax of $1,403)	(316,097,668)
Translation of assets and liabilities in foreign currencies	(225,284)
(316,322,952)
Net realized and unrealized loss on investments and foreign currency transactions	(194,662,078)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(165,258,699)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$29,403,379	$26,733,348
Net realized gain from investments and foreign currency transactions	121,660,874	48,569,137
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(316,322,952)	481,943,330
Net increase (decrease) in net assets from operations	(165,258,699)	557,245,815
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	—	(233,655)
Class 2	(9,320,741)	(8,729,182)
Class 3	(6,352,405)	(5,941,859)
Class 4	(2,730,027)	(2,487,636)
Class 5	(10,901,354)	(10,105,932)
Capital Gains:
Class 1	—	—
Class 2	(29,768,962)	—
Class 3	(19,181,263)	—
Class 4	(8,054,995)	—
Class 5	(30,984,381)	—
Total Dividends and Distributions	(117,294,128)	(27,498,264)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	45,528,771	47,777,796
Class 3	2,346,938	217,132,949
Class 4	—	201,540,630
Class 5	—	49,900,000
Purchase premiums:
Class 1	—	2,951
Class 2	21,985	51,231
Class 3	14,081	36,622
Class 4	5,903	1,789
Class 5	22,738	47,607
Redemption fees:
Class 1	—	8,131
Class 2	47,221	147,441
Class 3	30,074	105,792
Class 4	12,616	4,975
Class 5	48,592	125,165
Dividends reinvested:
Class 1	—	233,655
Class 2	38,035,551	7,780,515
Class 3	25,533,668	5,941,859
Class 4	10,785,022	2,487,636
Class 5	41,885,735	10,105,932

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford EAFE Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Cost of shares redeemed:
Class 1	$(26,371,394)	$(27,717,996)
Class 2	(62,864,979)	(360,935,125)
Class 3	(8,013,523)	(318,740,539)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	67,068,999	(163,960,984)
Total Increase (Decrease) in Net Assets	(215,483,828)	365,786,567
NET ASSETS
Beginning of year	2,453,558,797	2,087,772,230
End of year (including distributions in excess of net investment income of $17,950,728 and $18,175,411, respectively)	$2,238,074,969	$2,453,558,797

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Fund
Selected data for a Class 2 Shares outstanding throughout each year:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value, beginning of year	$12.58	$9.88	$8.40	$9.70	$8.44
From Investment Operations
Net investment income(a)	0.14	0.13	0.11	0.13	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.01)	2.70	1.47	(1.27)	1.29
Net increase (decrease) in net asset value from investment operations	(0.87)	2.83	1.58	(1.14)	1.39
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.13)	(0.10)	(0.16)	(0.14)
Distributions from net realized capital gains	(0.46)	—	—	—	—
Total Dividends and Distributions	(0.60)	(0.13)	(0.10)	(0.16)	(0.14)
Proceeds from Purchase Premiums and Redemption Fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$11.11	$12.58	$9.88	$8.40	$9.70
Total Return
Total investment return based on net asset value(c)	(6.98)%	28.69%	18.78%	(11.70)%	16.60%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$754,210	$828,208	$936,352	$682,295	$923,723
Ratio of net expenses to average net assets	0.61%	0.61%	0.61%	0.60%	0.62%
Ratio of net investment income to average net assets	1.18%	1.21%	1.20%	1.33%	1.14%
Portfolio turnover rate	18%	15%	18%	11%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Rounds to less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Fund
Selected data for a Class 3 Shares outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period April 19, 2010(a) through December 31, 2010	For the Period January 1, 2009 through January 5, 2009(e)
Net asset value, beginning of period	$12.61	$9.90	$8.42	$9.72	$8.87	$5.86
From Investment Operations
Net investment income(b)	0.15	0.14	0.12	0.13	0.08	0.00	(c)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.02)	2.71	1.46	(1.26)	0.91	0.17
Net increase (decrease) in net asset value from investment operations	(0.87)	2.85	1.58	(1.13)	0.99	0.17
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.14)	(0.10)	(0.17)	(0.15)	—
Distributions from net realized capital gains	(0.46)	—	—	—	—	—
Total Dividends and Distributions	(0.61)	(0.14)	(0.10)	(0.17)	(0.15)	—
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)	0.01	—
Net asset value, end of period	$11.13	$12.61	$9.90	$8.42	$9.72	$6.03	(e)
Total Return
Total investment return based on net asset value(d)	(6.91)%	28.83%	18.82%	(11.61)%	11.25%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$487,943	$530,001	$490,822	$502,187	$139,344	$0	(e)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.56%*	0.57	%*
Ratio of net investment income to average net assets	1.23%	1.30%	1.26%	1.35%	1.26%*	0.21	%*
Portfolio turnover rate	18%	15%	18%	11%	13%	9%

*  Annualized.

(a)  Recommencement of Operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Rounds to less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Class had no shareholders from January 6, 2009 to April 18, 2010. All shares of this class were redeemed at $6.03 on January 5, 2009. New shares were issued at $8.87 on April 19, 2010

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Fund
Selected data for a Class 4 Shares outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Period October 10, 2013(a) through December 31, 2013
Net asset value, beginning of period	$12.62	$11.68
From Investment Operations
Net investment income(b)	0.16	0.00	(c)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.01)	1.08
Net increase (decrease) in net asset value from investment operations	(0.85)	1.08
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.14)
Distributions from net realized capital gains	(0.46)	—
Total Dividends and Distributions	(0.62)	(0.14)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)	0.00	(c)
Net asset value, end of period	$11.15	$12.62
Total Return
Total investment return based on net asset value(d)	(6.88)%	9.29%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$205,228	$220,388
Ratio of net expenses to average net assets	0.51%	0.52	%*
Ratio of net investment income to average net assets	1.26%	0.03	%*
Portfolio turnover rate	18%	15%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Rounds to less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Fund
Selected data for a Class 5 Shares outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period July 18, 2012(a) through December 31, 2012
Net asset value, beginning of period	$12.64	$9.92	$8.67
From Investment Operations
Net investment income(b)	0.16	0.14	0.03
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.02)	2.73	1.33
Net increase (decrease) in net asset value from investment operations	(0.86)	2.87	1.36
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.16)	(0.15)	(0.11)
Distributions from net realized capital gains	(0.46)	—	—
Total Dividends and Distributions	(0.62)	(0.15)	(0.11)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$11.16	$12.64	$9.92
Total Return
Total investment return based on net asset value(d)	(6.83)%	28.97%	15.72%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$790,695	$848,681	$616,590
Ratio of net expenses to average net assets	0.46%	0.46%	0.46%*
Ratio of net investment income to average net assets	1.30%	1.28%	0.70%*
Portfolio turnover rate	18%	15%	18%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Rounds to less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (Unaudited)
Baillie Gifford EAFE Choice Fund

	Value	% of Total Net Assets
Apparel Retailers	$3,787,480	2.6%
Asset Managers	4,073,672	2.8
Auto Manufacturers	2,209,683	1.5
Banks	13,931,341	9.4
Beverages, Food & Tobacco	1,443,055	1.0
Biotechnology	2,132,091	1.4
Brewers	4,591,346	3.1
Broadline Retailers	615,524	0.4
Building Materials & Fixtures	2,036,922	1.4
Bus, Train & Employment	2,460,507	1.7
Business Support Services	1,459,446	1.0
Clothing & Accessories	1,507,895	1.0
Commercial Vehicles & Trucks	1,452,925	1.0
Containers & Packaging	1,530,844	1.0
Distillers & Vintners	954,719	0.6
Electrical Components & Equipment	1,646,036	1.1
Electronic & Electrical Equipment	1,713,507	1.2
Electronic Equipment	2,393,366	1.6
Food & Drug Retailers	808,226	0.5
Food Products	5,785,675	3.9
Food Retailers & Wholesalers	1,778,102	1.2
Footwear	1,453,846	1.0
Gambling	747,824	0.5
General Industrials	2,503,492	1.7
General Mining	2,199,064	1.5
Healthcare — Products	1,078,519	0.7
Holding Companies — Diversified	676,745	0.5
Industrial Machinery	12,006,498	8.1
Integrated Oil & Gas	4,326,466	2.9
Internet	2,279,700	1.5
Investment Companies	973,330	0.7
Media & Photography	2,058,171	1.4
Media Agencies	1,881,585	1.3
Medical Equipment	5,149,262	3.5
Nondurable Household Products	2,425,225	1.6
Nonlife Insurance	2,137,095	1.4
Oil Equipment & Services	1,638,292	1.1
Personal Products	3,063,925	2.1
Pharmaceuticals	4,592,931	3.1
Pharmaceuticals & Biotechnology	3,313,384	2.2

Industry Diversification Table

Annual Report December 31, 2014

	Value	% of Total Net Assets
Property & Casualty Insurance	$3,140,014	2.1%
Recreational Products	3,484,133	2.4
Restaurants & Bars	1,595,502	1.1
Retailers — General	2,396,330	1.6
Semiconductors	5,041,153	3.4
Soft Drinks	2,099,123	1.4
Speciality Chemicals	3,064,058	2.1
Speciality Finance	7,270,588	4.9
Specialized Consumer Services	3,887,120	2.6
Total Value of Investments	144,795,737	97.8
Other assets less liabilities	3,311,690	2.2
Net Assets	$148,107,427	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Choice Fund

	Shares	Value
COMMON STOCKS — 96.9%
AUSTRALIA — 5.7%
Brambles Ltd.	177,711	$1,530,844
Cochlear Ltd.	47,306	2,984,387
Mesoblast Ltd. (a)	142,540	506,564
Seek Ltd.	176,455	2,460,507
Treasury Wine Estates Ltd.	247,351	954,719
		8,437,021
CHINA — 4.8%
Baidu, Inc. ADR (a)	10,000	2,279,700
Cafe de Coral Holdings Ltd.	299,702	1,036,915
Jardine Strategic Holdings Ltd.	19,900	676,745
JD.com, Inc. ADR (a)	26,600	615,524
Mindray Medical International Ltd. ADR	40,853	1,078,519
Tsingtao Brewery Co. Ltd., Class H	213,943	1,443,055
		7,130,458
DENMARK — 5.0%
Carlsberg A/S, B Shares	31,424	2,413,358
Novo Nordisk A/S, B Shares	78,331	3,313,384
Novozymes A/S, B Shares	38,617	1,625,527
		7,352,269
FRANCE — 3.9%
Kone Oyj, B Shares	51,074	2,325,290
Legrand SA	31,378	1,646,036
Total SA	34,928	1,789,437
		5,760,763
GERMANY — 1.0%
adidas AG	20,935	1,453,846
HONG KONG — 1.4%
BOC Hong Kong Holdings Ltd.	348,960	1,162,784
Li & Fung Ltd.	956,782	895,751
		2,058,535

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Choice Fund

	Shares	Value
INDIA — 1.5%
Mahindra & Mahindra Ltd. GDR	110,900	$2,209,683
ISRAEL — 0.2%
Protalix BioTherapeutics, Inc. (a)	137,636	253,250
ITALY — 2.2%
CNH Industrial NV	179,482	1,452,925
EXOR SpA	44,348	1,819,682
		3,272,607
JAPAN — 16.1%
Asahi Group Holdings Ltd.	70,400	2,177,988
Kao Corp.	61,500	2,425,225
MS&AD Insurance Group Holdings, Inc.	132,500	3,140,014
Olympus Corp. (a)	61,800	2,164,875
Rakuten, Inc.	182,000	2,530,858
Sankyo Co., Ltd.	21,800	747,824
Shimano, Inc.	26,900	3,484,133
Shiseido Co., Ltd.	154,600	2,168,174
SMC Corp.	6,600	1,730,679
SUGI Holdings Co., Ltd.	19,800	808,226
THK Co., Ltd.	101,900	2,448,850
		23,826,846
NEW ZEALAND — 0.9%
Trade Me Group Ltd.	477,506	1,356,262
SINGAPORE — 3.6%
Jardine Matheson Holdings Ltd.	41,200	2,503,492
United Overseas Bank Ltd.	152,162	2,808,006
		5,311,498
SOUTH AFRICA — 2.3%
Clicks Group Ltd.	194,432	1,359,415
Naspers Ltd., N Shares	15,911	2,058,171
		3,417,586

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Choice Fund

	Shares	Value
SOUTH KOREA — 2.4%
Samsung Electronics Co., Ltd. GDR Reg S	2,387	$1,432,791
Samsung Fire & Marine Insurance Co., Ltd.	8,315	2,137,095
		3,569,886
SPAIN — 2.9%
Corporacion Financiera Alba SA	19,908	973,330
Distribuidora Internacional de Alimentacion SA	262,408	1,778,102
Inditex SA	54,585	1,557,063
		4,308,495
SWEDEN — 8.3%
Atlas Copco AB, B Shares	107,600	2,754,326
Investment AB Kinnevik, B Shares	120,367	3,914,242
Investor AB, B Shares	42,265	1,536,664
Svenska Handelsbanken AB, A Shares	88,442	4,138,013
		12,343,245
SWITZERLAND — 10.4%
Geberit AG	6,021	2,036,922
Mettler-Toledo International, Inc. (a)	7,913	2,393,366
Nestle SA	50,204	3,659,923
Roche Holding AG — Genusschein	16,017	4,339,681
Schindler Holding AG, Participating Certificates	11,303	1,631,749
UBS Group AG (a)	82,574	1,419,422
		15,481,063
TAIWAN — 2.9%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	305,438	1,713,507
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	115,059	2,575,020
		4,288,527
TURKEY — 1.0%
Turkiye Garanti Bankasi A/S	353,965	1,421,926
UNITED KINGDOM — 19.0%
ASOS Plc. (a)	56,100	2,230,417
BG Group Plc.	189,589	2,537,029
BHP Billiton Plc.	68,279	1,463,314
Burberry Group Plc.	59,432	1,507,895

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Choice Fund

	Shares	Value
Hargreaves Lansdown Plc.	173,667	$2,717,354
Imagination Technologies Group Plc. (a)	292,900	1,033,342
Intertek Group Plc.	40,325	1,459,446
John Wood Group Plc.	177,093	1,638,292
Johnson Matthey Plc.	58,240	3,064,058
Jupiter Fund Management Plc.	240,190	1,356,318
KAZ Minerals Plc. (a)	184,388	735,750
Mitchells & Butlers Plc. (a)	267,843	1,595,502
Rightmove Plc.	53,955	1,881,585
Standard Chartered Plc.	116,667	1,744,863
Unilever Plc.	52,322	2,125,752
Weir Group Plc. (The)	38,904	1,115,604
		28,206,521
UNITED STATES — 1.4%
Coca-Cola Enterprises, Inc.	47,470	2,099,123
Total Common Stocks
(cost $132,043,595)		143,559,410
PREFERRED STOCKS — 0.9%
BRAZIL — 0.9%
Itau Unibanco Holding SA ADR (cost $1,239,139)	95,029	1,236,327
TOTAL INVESTMENTS — 97.8%
(cost $133,282,734)		$144,795,737
Other assets less liabilities — 2.2%		3,311,690
NET ASSETS — 100.0%		$148,107,427

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Choice Fund

ASSETS
Investments, at value (cost $133,282,734)	$144,795,737
Cash	3,224,424
Foreign cash, at value (cost $46)	46
Receivable for investments sold	173,037
Dividends receivable	90,365
Tax reclaims receivable	289,972
Total Assets	148,573,581
LIABILITIES
Payable for investments purchased	207,184
Servicing fee payable	106,240
Management fee payable	93,267
Trustee fee payable	1,340
Accrued expenses	58,123
Total Liabilities	466,154
NET ASSETS	$148,107,427
COMPOSITION OF NET ASSETS
Paid-in capital	$140,235,097
Distributions in excess of net investment income	(789,502)
Accumulated net realized loss on investments and foreign currency transactions	(2,824,018)
Net unrealized appreciation in value of investments and foreign currencies	11,485,850
NET ASSETS	$148,107,427
NET ASSET VALUE, PER SHARE
Class 1 ($19,115,223 / 1,551,111 shares outstanding), unlimited authorized, no par value	$12.32
Maximum Purchase Price Per Share (Note D)	$12.36
Minimum Redemption Price Per Share (Note D)	$12.30
Class 2 ($110,234,384 / 8,868,154 shares outstanding), unlimited authorized, no par value	$12.43
Maximum Purchase Price Per Share (Note D)	$12.47
Minimum Redemption Price Per Share (Note D)	$12.41
Class 3 ($18,757,820 / 1,495,701 shares outstanding), unlimited authorized, no par value	$12.54
Maximum Purchase Price Per Share (Note D)	$12.58
Minimum Redemption Price Per Share (Note D)	$12.51

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $281,546)	$2,515,719
Interest	330
Total Investment Income	2,516,049
EXPENSES
Management fee (Note B)	338,032
Shareholder servicing fees — Class 1 Shares (Note B)	90,432
Shareholder servicing fees — Class 2 Shares (Note B)	287,757
Shareholder servicing fees — Class 3 Shares (Note B)	17,082
Fund accounting	102,914
Custody	33,629
Transfer agency	17,639
Legal	16,704
Trustees' fees	5,040
Professional fees	4,633
Insurance	1,389
Miscellaneous	3,465
Total Expenses	918,716
Net Investment Income	1,597,333
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	6,431,831
Foreign currency transactions	(43,993)
6,387,838
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(16,164,928)
Translation of assets and liabilities in foreign currencies	(35,796)
(16,200,724)
Net realized and unrealized loss on investments and foreign currency transactions	(9,812,886)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(8,215,553)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford EAFE Choice Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,597,333	$1,961,406
Net realized gain from investments and foreign currency transactions	6,387,838	16,129,228
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(16,200,724)	7,327,743
Net increase (decrease) in net assets from operations	(8,215,553)	25,418,377
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 1	(186,113)	(509,094)
Class 2	(1,264,099)	(2,998,953)
Class 3	(224,951)	—
Total Dividends and Distributions	(1,675,163)	(3,508,047)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	19,159,986
Class 2	61,146,066	29,551,683
Class 3	20,531,631	90,951,574
Purchase premiums:
Class 1	26,546	6,680
Class 2	165,327	31,967
Class 3	1,586	—
Redemption fees:
Class 1	9,582	—
Class 2	36,836	40,517
Class 3	10	14,152
Dividends reinvested:
Class 1	186,113	509,094
Class 2	1,264,099	2,998,953
Class 3	224,951	—
Cost of shares redeemed:
Class 2	(40,487,027)	(107,856,932)
Class 3	(45,090)	(125,975,781)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	43,060,630	(90,568,107)
Total Increase (Decrease) in Net Assets	33,169,914	(68,657,777)
NET ASSETS
Beginning of year	114,937,513	183,595,290
End of year (including distributions in excess of net investment income of $789,502 and $888,922, respectively)	$148,107,427	$114,937,513

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Choice Fund
Selected data for a Class 1 Shares outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Period December 17, 2013(a) through December 31, 2013
Net asset value, beginning of period	$13.02	$12.80
From Investment Operations
Net investment income(b)	0.15	0.00	(d)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.75)	0.56
Net increase (decrease) in net asset value from investment operations	(0.60)	0.56
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.12)	(0.34)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.02	0.00	(d)
Net asset value, end of period	$12.32	$13.02
Total Return
Total investment return based on net asset value(c)	(4.46)%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$19,115	$19,995
Ratio of net expenses to average net assets	0.84%	0.27	%*
Ratio of net investment income to average net assets	1.12%	0.61	%*
Portfolio turnover rate	23%	25%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Choice Fund
Selected data for a Class 2 Shares outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year/Period Ended December 31, 2010(a)
Net asset value, beginning of year/period	$13.13	$11.19	$9.45	$11.24	$10.15
From Investment Operations
Net investment income(b)	0.16	0.17	0.23	0.21	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.75)	2.19	1.83	(1.64)	1.37
Net increase (decrease) in net asset value from investment operations	(0.59)	2.36	2.06	(1.43)	1.50
Change in NAV During Period of Inactivity(a)	—	—	—	—	(0.28)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.43)	(0.32)	(0.21)	(0.14)
Distributions from net realized gain on investments	—	—	—	(0.17)	—
Total Dividends and Distributions	(0.14)	(0.43)	(0.32)	(0.38)	(0.14)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.03	0.01	0.00 (d)	0.02	0.01
Net asset value, end of year/period	$12.43	$13.13	$11.19	$9.45	$11.24
Total Return
Total investment return based on net asset value(c)	(4.25)%	21.20%	21.81%	(12.54)%	15.22%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$110,234	$94,942	$156,038	$115,242	$46,487
Ratio of net expenses to average net assets	0.66%	0.67%	0.64%	0.65%	0.71%*
Ratio of net investment income to average net assets	1.23%	1.41%	2.23%	1.97%	1.53%*
Portfolio turnover rate	23%	25%	21%	46%	20%

*  Annualized.

(a)  For the periods January 1, 2010 to January 15, 2010 and March 25, 2010 to December 31, 2010. Class had no shareholders from January 16, 2010 to March 24, 2010. All shares of this class were redeemed at $10.48 on January 15, 2010. New shares were issued at $10.20 on March 25, 2010.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Amount is less than $0.005 per share
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Choice Fund
Selected data for a Class 3 Shares outstanding throughout each period:

	For the Period July 7, 2014(e) through December 31, 2014		For the Period January 1, 2013 through April 16, 2013(d)		For the Period January 23, 2012(e) through December 31, 2012		For the Period January 1, 2011 through April 18, 2011(d)		For the Period January 15, 2010(a) through December 31, 2010
Net asset value, beginning of period	$14.08		$11.22		$10.15		$11.42		$10.48
From Investment Operations
Net investment income(b)	0.05		0.07		0.28		0.09		0.16
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(1.44)		0.79		1.12		0.15		0.92
Net increase (decrease) in net asset value from investment operations	(1.39)		0.86		1.40		0.24		1.08
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)		—		(0.33)		—		(0.15)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.00	(f)	0.00	(f)	0.00	(f)	0.00	(f)	0.01
Net asset value, end of period	$12.54		$12.08		$11.22		$11.66		$11.42
Total Return
Total investment return based on net asset value(c)	(9.86	)%**	7.66	%**	13.79	%**	2.10	%**	10.40	%**
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$18,758		$—	(d)	$27,557		$—	(d)	$55,922
Ratio of net expenses to average net assets	0.58	%*	0.55	%*	0.57	%*	0.57	%*	0.63	%*
Ratio of net investment income to average net assets	0.71	%*	2.29	%*	2.86	%*	2.50	%*	1.66	%*
Portfolio turnover rate(g)	23%		5%		21%		46%		20%

*  Annualized.

**  Not annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Class had no shareholders from April 19, 2011 to January 22, 2012 and from April 17, 2013 to July 6, 2014. All shares of this class were redeemed at $11.66 on April 18, 2011. New shares were issued at $10.15 on January 23, 2012. All shares of this class were redeemed at $12.08 on April 16,2013. New shares were issued at $14.08 on July 7, 2014.

(e)  Recommencement of investment operations

(f)  Amount is less than $0.005.

(g)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (Unaudited)
Baillie Gifford Emerging Markets Fund

	Value	% of Total Net Assets
Aerospace/Defense	$10,282,724	2.1%
Airlines	4,598,092	0.9
Auto Manufacturers	24,856,810	5.1
Automobiles & Parts	2,592,637	0.5
Banks	32,357,205	6.7
Broadcasting & Entertainment	1,968,005	0.4
Broadline Retailers	6,386,640	1.3
Commercial Vehicles & Trucks	2,122,589	0.4
Commodity Chemicals	6,359,041	1.3
Computers	5,781,256	1.2
Construction & Building Materials	13,403,844	2.8
Diversified Financial Services	14,381,098	3.0
Electronic & Electrical Equipment	47,377,213	9.8
Food Producers & Processors	8,179,851	1.7
Household Goods	6,035,582	1.2
Industrial Engineering	4,337,845	0.9
Insurance	19,829,075	4.1
Internet	38,482,103	7.9
Investment Companies	4,146,261	0.9
Leisure Goods	7,635,340	1.6
Media & Photography	11,701,345	2.4
Nonlife Insurance	7,568,844	1.6
Oil & Gas	41,620,946	8.6
Retailers — General	11,249,143	2.3
Semiconductors	38,453,343	7.9
Software	35,304,252	7.3
Software & Computer Services	11,353,170	2.3
Specialized Consumer Services	11,893,958	2.5
Technology Hardware/Equipment	33,412,067	6.9
Telecommunications	2,404,074	0.5
Transportation	6,318,233	1.3
Travel & Leisure	2,934,848	0.6
Travel & Tourism	1,307,780	0.3
Total Value of Investments	476,635,214	98.3
Other assets less liabilities	8,430,745	1.7
Net Assets	$485,065,959	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Emerging Markets Fund

	Shares	Value
COMMON STOCKS — 94.6%
ARGENTINA — 1.0%
MercadoLibre, Inc.	39,900	$5,094,033
BRAZIL — 3.8%
Embraer SA ADR	278,967	10,282,724
JBS SA	1,941,400	8,179,851
		18,462,575
CAYMAN ISLANDS — 0.3%
Qunar Cayman Islands Ltd. ADR (a)	46,000	1,307,780
CHILE — 0.6%
Latam Airlines Group SA ADR (a)	244,979	2,934,848
CHINA — 17.1%
Alibaba Group Holding Ltd. ADR (a)	114,431	11,893,958
Baidu, Inc. ADR (a)	10,100	2,302,497
Beijing Enterprises Holdings Ltd.	401,500	3,140,015
China Petroleum & Chemical Corp., Class H	12,344,000	9,996,654
China Taiping Insurance Holdings Co., Ltd. (a)	1,695,210	4,817,473
Dongfeng Motor Group Co., Ltd., Class H	1,070,000	1,496,740
Geely Automobile Holdings Ltd.	8,200,000	2,592,637
Haier Electronics Group Co., Ltd.	2,551,300	6,035,582
JD.com, Inc. ADR (a)	276,000	6,386,640
Lenovo Group Ltd.	4,428,000	5,781,256
Sohu.com, Inc. (a)	97,572	5,188,879
Tencent Holdings Ltd.	1,120,000	16,205,202
Youku Tudou, Inc. ADR (a)	110,500	1,968,005
ZTE Corp., Class H	2,292,800	4,960,891
		82,766,429
EGYPT — 1.5%
Commercial International Bank Egypt SAE	436,357	2,977,319
Egyptian Financial Group — Hermes Holding SAE (a)	1,981,031	4,230,922
		7,208,241
GERMANY — 1.4%
Rocket Internet AG 144A (a)(b)	107,458	6,682,236

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Emerging Markets Fund

	Shares	Value
INDIA — 18.4%
Axis Bank Ltd.	578,290	$4,577,120
HCL Technologies Ltd.	366,876	9,265,618
Housing Development Finance Corp., Ltd.	206,600	3,704,825
ICICI Bank Ltd.	1,828,750	10,176,892
IDFC Ltd.	1,675,002	4,146,261
Infosys Ltd.	235,220	7,298,329
Just Dial Ltd.	115,469	2,460,509
Mahindra & Mahindra Ltd.	633,224	12,328,112
Oracle Financial Services Software Ltd.	32,800	1,741,543
Reliance Industries Ltd.	671,944	9,448,902
Shriram Transport Finance Co., Ltd.	367,900	6,445,351
Tech Mahindra Ltd.	429,660	17,614,855
		89,208,317
MALAYSIA — 1.4%
Public Bank Bhd	1,292,940	6,754,705
MEXICO — 3.7%
Cemex SAB de CV ADR, Participating Certificates (a)	1,315,392	13,403,844
Corp. GEO SAB de CV, Series B (a)*	3,528,000	0
Wal-Mart de Mexico SAB de CV, Series V	2,125,460	4,569,658
		17,973,502
NETHERLANDS — 0.2%
Yandex NV, Class A (a)	56,900	1,021,924
SOUTH AFRICA — 2.4%
Naspers Ltd., N Shares	90,459	11,701,345
SOUTH KOREA — 18.0%
Dongbu Insurance Co., Ltd.	42,470	2,120,859
E-Mart Co., Ltd.	22,464	4,157,129
Fila Korea Ltd.	24,865	2,522,356
Hankook Tire Co., Ltd.	44,802	2,129,062
Hyundai Glovis Co., Ltd.	23,877	6,318,233
Hyundai Marine & Fire Insurance Co., Ltd.	156,960	3,713,648
Hyundai Mipo Dockyard Co., Ltd.	33,800	2,122,589
Hyundai Mobis Co., Ltd.	17,196	3,679,030
Hyundai Wia Corp.	32,675	5,223,866

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Emerging Markets Fund

	Shares	Value
Interpark Corp.	192,200	$1,594,332
LG Chem Ltd.	31,300	5,118,255
NAVER Corp.	9,148	5,858,700
NCSoft Corp.	17,140	2,810,868
Samsung Electronics Co., Ltd.	13,644	16,403,424
Samsung Fire & Marine Insurance Co., Ltd.	21,197	5,447,985
Samsung SDI Co., Ltd.	22,994	2,404,074
SK Hynix, Inc. (a)	363,600	15,538,600
		87,163,010
TAIWAN — 20.0%
Advanced Semiconductor Engineering, Inc.	2,083,000	2,473,828
Advantech Co., Ltd.	458,463	3,365,749
Airtac International Group	244,000	2,189,703
Asustek Computer, Inc.	539,000	5,881,034
China Life Insurance Co., Ltd.	13,676,555	11,297,954
Delta Electronics, Inc.	1,538,000	9,088,407
Hiwin Technologies Corp.	259,560	2,148,142
Hon Hai Precision Industry Co., Ltd.	4,810,696	13,284,805
Largan Precision Co., Ltd.	102,000	7,635,340
MediaTek, Inc.	726,000	10,554,174
Novatek Microelectronics Corp.	656,000	3,665,793
Taiwan Semiconductor Manufacturing Co., Ltd.	5,771,310	25,425,341
		97,010,270
TURKMENISTAN — 3.9%
Dragon Oil Plc.	2,272,204	19,035,375
UNITED STATES — 0.9%
Copa Holdings SA, Class A	44,366	4,598,092
Total Common Stocks
(cost $379,803,198)		458,922,682
PREFERRED STOCKS — 3.7%
BRAZIL — 1.6%
Banco Bradesco SA	596,781	7,871,169

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Emerging Markets Fund

	Shares	Value
SOUTH KOREA — 2.1%
LG Chem Ltd.	9,718	$1,240,786
Samsung Electronics Co., Ltd.	9,144	8,600,577
		9,841,363
Total Preferred Stocks
(cost $13,865,630)		17,712,532
TOTAL INVESTMENTS — 98.3%
(cost $393,668,828)		$476,635,214
Other assets less liabilities — 1.7%		8,430,745
NET ASSETS — 100.0%		$485,065,959

(a)  Non-income producing security.

(b)  144A — Securities are exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2014, the net value of these securities was $6,682,236, representing 1.38% of net assets.

*  Security is being fair valued by the Advisor's valuation committee.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Emerging Markets Fund

ASSETS
Investments, at value (cost $393,668,828)	$476,635,214
Cash	3,520,047
Foreign cash, at value (cost $5,006,463)	5,005,365
Receivable for Indian capital gains tax	206,948
Dividends receivable	942,020
Tax reclaims receivable	90,888
Total Assets	486,400,482
LIABILITIES
Management fee payable	624,822
Payable for deferred Indian capital gains tax	372,642
Servicing fee payable	124,964
Trustee fee payable	4,644
Accrued expenses	207,451
Total Liabilities	1,334,523
NET ASSETS	$485,065,959
COMPOSITION OF NET ASSETS
Paid-in capital	$421,873,852
Undistributed net investment income	3,953,078
Accumulated net realized loss on investments and foreign currency transactions (net of deferred Indian capital gains tax)	(23,315,022)
Net unrealized appreciation in value of investments and foreign currencies (net of deferred Indian capital gains tax)	82,554,051
NET ASSETS	$485,065,959
NET ASSET VALUE, PER SHARE
Class III ($485,065,959 / 28,944,005 shares outstanding), unlimited authorized, no par value	$16.76
Maximum Purchase Price Per Share (Note D)	$16.82
Minimum Redemption Price Per Share (Note D)	$16.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,043,251)	$7,885,283
Total Investment Income	7,885,283
EXPENSES
Management fee (Note B)	2,263,759
Shareholder servicing fees — Class II Shares (Note B)	8,207
Shareholder servicing fees — Class III Shares (Note B)	449,469
Fund accounting	279,070
Custody	238,308
Legal	57,242
Professional fees	45,010
Trustees' fees	16,993
Transfer agency	11,975
Insurance	4,211
Miscellaneous	12,072
Total Expenses	3,386,316
Net Investment Income	4,498,967
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments (net of Indian capital gains tax $2,125)	(8,657,016)
Foreign currency transactions	(274,538)
(8,931,554)
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments (net of deferred Indian capital gains tax of $273,285)	938,134
Translation of assets and liabilities in foreign currencies	(45,995)
892,139
Net realized and unrealized loss on investments and foreign currency transactions	(8,039,415)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,540,448)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford Emerging Markets Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,498,967	$3,606,959
Net realized gain (loss) from investments and foreign currency transactions	(8,931,554)	716,445
Net increase (decrease) in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	892,139	3,172,597
Net increase (decrease) in net assets from operations	(3,540,448)	7,496,001
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class II	—	(880,017)
Class III	(719,470)	(5,538,846)
Total Dividends and Distributions	(719,470)	(6,418,863)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class II	9,232,291	47,294,135
Class III	186,487,716	—
Purchase premiums:
Class II	9,767	—
Class III	470,589	—
Redemption fees:
Class II	643	34,688
Class III	59,170	285,790
Dividends reinvested:
Class II	—	880,017
Class III	719,470	4,102,273
Cost of shares redeemed:
Class II	(59,760,469)	—
Class III	(16,328,088)	(175,485,293)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	120,891,089	(122,888,390)
Total Increase (Decrease) in Net Assets	116,631,171	(121,811,252)
NET ASSETS
Beginning of year	368,434,788	490,246,040
End of year (including undistributed net investment income of $3,953,078 and $239,528, respectively)	$485,065,959	$368,434,788

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford Emerging Markets Fund
Selected data for a Class III Shares outstanding throughout each year:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Net asset value, beginning of year	$16.74	$16.40	$14.60	$18.71	$16.49
From Investment Operations
Net investment income(a)	0.17	0.14	0.19	0.18	0.13
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.15)	0.48	1.82	(3.94)	3.09
Net increase (decrease) in net asset value from investment operations	0.02	0.62	2.01	(3.76)	3.22
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.02)	(0.29)	(0.23)	—	(0.52)
Distributions from net realized gain on investments	—	—	—	(0.35)	(0.49)
Total Dividends and Distributions	(0.02)	(0.29)	(0.23)	(0.35)	(1.01)
Proceeds from Purchase Premiums and Redemption Fees(a)	0.02	0.01	0.02	0.00 (b)	0.01
Net asset value, end of year	$16.76	$16.74	$16.40	$14.60	$18.71
Total Return
Total investment return based on net asset value(c)	0.26%	3.98%	13.94%	(20.20)%	19.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$485,066	$317,406	$490,246	$373,432	$468,654
Ratio of net expenses to average net assets	0.75%	0.74%	0.75%	0.73%	0.79%
Ratio of net investment income to average net assets	1.00%	0.88%	1.18%	1.05%	0.75%
Portfolio turnover rate	26%	33%	51%	41%	40%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Rounds to less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (unaudited)
Baillie Gifford Global Alpha Equity Fund

	Value	% of Total Net Assets
Aerospace	$6,543,784	1.1%
Airlines	13,769,934	2.2
Asset Managers	559,142	0.1
Automobiles	9,303,013	1.5
Banks	46,406,667	7.4
Beverages	2,407,529	0.4
Beverages, Food & Tobacco	2,644,058	0.4
Biotechnology	3,042,711	0.5
Brewers	4,476,356	0.7
Broadline Retailers	11,521,123	1.8
Business Support Services	1,708,566	0.3
Chemicals	5,018,247	0.8
Commercial Services	30,491,432	4.9
Construction & Building Materials	5,176,333	0.8
Construction & Materials	5,441,755	0.9
Containers & Packaging	5,557,920	0.9
Diversified Financial Services	27,332,605	4.4
Diversified Industrials	4,569,480	0.7
Electronic & Electrical Equipment	21,075,130	3.4
Engineering & Machinery	6,536,812	1.1
Exploration & Production	1,065,712	0.2
Farming & Fishing	6,566,549	1.1
Financial Services	6,157,852	1.0
Fixed Line Telecommunications	3,176,914	0.5
Food Products	10,676,427	1.7
Food Retailers & Wholesalers	4,521,839	0.7
Healthcare — Products	9,532,849	1.5
Healthcare Providers	12,111,698	1.9
Household Goods & Home Construction	6,691,296	1.1
Industrial Engineering	3,182,123	0.5
Industrial Machinery	25,725,732	4.1
Industrial Suppliers	8,450,296	1.4
Insurance	37,667,315	6.0
Internet	30,296,183	4.9
Investment Services	2,976,839	0.5
Life Insurance	9,902,471	1.6
Media & Photography	27,676,686	4.4
Medical Equipment	6,711,884	1.1
Mining & Metals	2,758,796	0.4
Motorcycles	10,146,251	1.6

Industry Diversification Table

Annual Report December 31, 2014

	Value	% of Total Net Assets
Oil & Gas	$22,766,562	3.6%
Oil Equipment & Services	5,049,744	0.8
Personal Goods	4,997,243	0.8
Pharmaceuticals	12,521,866	2.0
Pharmaceuticals, Biotechnology & Life Sciences	6,616,359	1.1
Property & Casualty Insurance	1,888,748	0.3
Real Estate	2,582,316	0.4
Retailers — General	13,898,640	2.2
Semiconductors	46,124,616	7.4
Software	6,415,664	1.0
Software & Computer Services	5,468,833	0.9
Specialized Consumer Services	11,463,872	1.8
Technology Hardware & Equipment	9,463,864	1.5
Travel & Leisure	25,034,980	4.0
Total Value of Investments	613,871,616	98.3
Other assets less liabilities	10,547,794	1.7
Net Assets	$624,419,410	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
COMMON STOCKS — 98.3%
ARGENTINA — 0.2%
Arcos Dorados Holdings, Inc., Class A	189,578	$1,025,617
AUSTRALIA — 0.9%
Brambles Ltd.	645,202	5,557,920
BRAZIL — 0.4%
BM&FBovespa SA	699,600	2,592,378
CANADA — 2.4%
Fairfax Financial Holdings Ltd.	12,831	6,723,444
Ritchie Bros. Auctioneers, Inc.	144,136	3,875,817
Ultra Petroleum Corp. (a)	322,172	4,239,784
		14,839,045
CHINA — 4.2%
Alibaba Group Holding Ltd. ADR (a)	31,804	3,305,708
Baidu, Inc. ADR (a)	46,100	10,509,417
China Resources Enterprise Ltd.	1,474,000	3,079,304
Mindray Medical International Ltd. ADR	170,891	4,511,522
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	2,512,000	2,027,831
Tsingtao Brewery Co., Ltd., Class H	392,000	2,644,058
		26,077,840
DENMARK — 1.3%
Carlsberg A/S, B Shares	58,286	4,476,356
Jyske Bank A/S (a)	68,232	3,448,881
		7,925,237
GERMANY — 1.5%
Deutsche Boerse AG	55,771	3,963,204
SAP SE	78,318	5,468,833
		9,432,037
HONG KONG — 1.6%
AIA Group Ltd.	1,795,400	9,902,471

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
INDIA — 1.2%
ICICI Bank Ltd. ADR	627,500	$7,247,625
IRELAND — 4.0%
Bank of Ireland (a)	16,842,935	6,311,500
CRH Plc.	215,871	5,176,333
Ryanair Holdings Plc. ADR (a)	193,208	13,769,934
		25,257,767
ITALY — 0.6%
Fiat Chrysler Automobiles NV (a)	328,573	3,817,938
JAPAN — 6.9%
CyberAgent, Inc.	90,300	3,385,390
Inpex Corp.	717,500	7,987,907
Japan Exchange Group, Inc.	127,700	2,976,839
MS&AD Insurance Group Holdings, Inc.	79,700	1,888,748
Olympus Corp. (a)	135,900	4,760,624
Rohm Co., Ltd.	69,500	4,187,602
SMC Corp.	22,900	6,004,932
THK Co., Ltd.	230,800	5,546,562
Tokyo Electron Ltd.	85,800	6,506,232
		43,244,836
NETHERLANDS — 0.5%
QIAGEN NV (a)	127,600	2,993,496
NORWAY — 1.7%
Norsk Hydro ASA	489,753	2,758,796
Schibsted ASA	119,639	7,587,430
		10,346,226
RUSSIA — 0.2%
Sberbank of Russia ADR	360,251	1,455,450
SINGAPORE — 0.7%
Jardine Matheson Holdings Ltd.	75,200	4,569,480
SOUTH AFRICA — 3.2%
Naspers Ltd., N Shares	155,303	20,089,256

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
SOUTH KOREA — 2.2%
Samsung Electronics Co., Ltd. GDR Reg S	17,116	$10,273,837
SK Hynix, Inc. (a)	77,090	3,294,474
		13,568,311
SPAIN — 0.7%
Distribuidora Internacional de Alimentacion SA	667,322	4,521,839
SWEDEN — 3.0%
Atlas Copco AB, B Shares	290,416	7,434,018
Svenska Handelsbanken AB, A Shares	178,583	8,355,519
Volvo AB, B Shares	295,092	3,182,123
		18,971,660
SWITZERLAND — 6.0%
Coca-Cola HBC AG (a)	126,449	2,407,529
Compagnie Financiere Richemont SA	56,365	4,997,243
Nestle SA	146,451	10,676,427
Roche Holding AG — Genusschein	46,216	12,521,866
Schindler Holding AG, Participating Certificates	46,689	6,740,220
		37,343,285
TAIWAN — 2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	622,800	13,938,264
TURKMENISTAN — 0.3%
Dragon Oil Plc.	239,496	2,006,376
UNITED KINGDOM — 7.6%
Aggreko Plc.	73,266	1,708,566
Bunzl Plc.	209,701	5,732,650
Hays Plc.	1,585,724	3,567,679
Prudential Plc.	884,917	20,458,863
Rolls-Royce Holdings Plc.	487,111	6,543,784
Tullow Oil Plc.	165,371	1,065,712
Wolseley Plc.	147,805	8,450,296
		47,527,550

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
UNITED STATES — 44.8%
Amazon.com, Inc. (a)	37,123	$11,521,123
American Express Co.	66,185	6,157,852
Anthem, Inc.	96,377	12,111,698
CarMax, Inc. (a)	147,097	9,793,718
Colgate-Palmolive Co.	96,709	6,691,296
Dolby Laboratories, Inc., Class A	159,621	6,882,858
eBay, Inc. (a)	145,370	8,158,164
EOG Resources, Inc.	92,674	8,532,495
Facebook, Inc., Class A (a)	48,192	3,759,940
Financial Engines, Inc.	15,298	559,142
First Republic Bank	186,372	9,713,709
FLIR Systems, Inc.	221,764	7,165,195
Google, Inc., Class C (a)	21,483	11,308,651
Harley-Davidson, Inc.	153,941	10,146,251
Howard Hughes Corp. (The) (a)	19,800	2,582,316
Intuitive Surgical, Inc. (a)	3,689	1,951,260
Leucadia National Corp.	141,700	3,176,914
Lincoln Electric Holdings, Inc.	94,613	6,536,812
M&T Bank Corp.	78,602	9,873,983
Markel Corp. (a)	15,355	10,485,008
Martin Marietta Materials, Inc.	49,327	5,441,755
MasterCard, Inc., Class A	94,626	8,152,976
Monsanto Co.	54,964	6,566,549
Moody's Corp.	95,630	9,162,310
Myriad Genetics, Inc. (a)	194,256	6,616,359
NOW, Inc. (a)	196,259	5,049,744
Praxair, Inc.	38,733	5,018,247
QUALCOMM, Inc.	83,000	6,169,390
Royal Caribbean Cruises Ltd.	303,712	25,034,980
Seattle Genetics, Inc. (a)	94,700	3,042,711
TD Ameritrade Holding Corp.	351,047	12,560,462
Teradata Corp. (a)	46,874	2,047,456
Teradyne, Inc.	293,000	5,798,470
Tesla Motors, Inc. (a)	24,662	5,485,075
TripAdvisor, Inc. (a)	58,508	4,368,207
Twitter, Inc. (a)	37,156	1,332,786
Visa, Inc., Class A	31,337	8,216,561

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

	Shares	Value
Waters Corp. (a)	62,341	$7,027,078
Xilinx, Inc.	125,207	5,420,211
		279,619,712
TOTAL INVESTMENTS — 98.3%
(cost $519,553,670)		$613,871,616
Other assets less liabilities — 1.7%		10,547,794
NET ASSETS — 100.0%		$624,419,410

(a)  Non-income producing security.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") of the securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States).

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Global Alpha Equity Fund

ASSETS
Investments, at value (cost $519,553,670)	$613,871,616
Cash	11,248,299
Foreign cash, at value (cost $6,769,213)	6,783,303
Dividends receivable	168,911
Tax reclaims receivable	362,994
Total Assets	632,435,123
LIABILITIES
Capital shares payable	7,000,000
Management fee payable	441,492
Servicing fee payable	324,585
Payable for investments purchased	67,421
Trustee fee payable	5,151
Accrued expenses	177,064
Total Liabilities	8,015,713
NET ASSETS	$624,419,410
COMPOSITION OF NET ASSETS
Paid-in capital	$526,829,143
Distributions in excess of net investment income	(1,074,984)
Accumulated net realized gain on investments and foreign currency transactions	4,371,034
Net unrealized appreciation in value of investments and foreign currencies	94,294,217
NET ASSETS	$624,419,410
NET ASSET VALUE, PER SHARE
Class 2 ($213,425,939 / 15,246,030 shares outstanding), unlimited authorized, no par value	$14.00
Maximum Purchase Price Per Share (Note D)	$14.03
Minimum Redemption Price Per Share (Note D)	$13.98
Class 3 ($410,993,471 / 28,818,737 shares outstanding), unlimited authorized, no par value	$14.26
Maximum Purchase Price Per Share (Note D)	$14.29
Minimum Redemption Price Per Share (Note D)	$14.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Year Ended December 31, 2014
Baillie Gifford Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $698,223)	$8,364,320
Interest	322
Total Investment Income	8,364,642
EXPENSES
Management fee (Note B)	1,690,959
Shareholder servicing fees — Class 2 Shares (Note B)	375,945
Shareholder servicing fees — Class 3 Shares (Note B)	848,828
Fund accounting	323,093
Custody	70,977
Legal	69,463
Transfer agency	17,879
Trustees' fees	17,761
Professional fees	17,608
Insurance	6,498
Miscellaneous	13,981
Total Expenses	3,452,992
Net Investment Income	4,911,650
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	28,161,986
Foreign currency transactions	(139,738)
28,022,248
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(8,244,666)
Translation of assets and liabilities in foreign currencies	(38,317)
(8,282,983)
Net realized and unrealized gain on investments and foreign currency transactions	19,739,265
NET INCREASE IN NET ASSETS FROM OPERATIONS	$24,650,915

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford Global Alpha Equity Fund

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,911,650	$3,834,940
Net realized gain from investments and foreign currency transactions	28,022,248	14,584,011
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(8,282,983)	73,706,621
Net increase in net assets from operations	24,650,915	92,125,572
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(1,935,270)	(1,390,265)
Class 3	(4,118,562)	(3,607,790)
Capital gains:
Class 2	(8,447,239)	(2,747,721)
Class 3	(17,020,345)	(6,756,158)
Total Dividends and Distributions	(31,521,416)	(14,501,934)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	299,481
Class 2	88,622,400	103,403,236
Class 3	139,720,000	1,497,000
Purchase premiums:
Class 1	—	11,713
Class 2	114,452	28,494
Class 3	343,148	118,949
Redemption fees:
Class 2	17,680	3,002
Class 3	54,051	7,514
Dividends reinvested:
Class 2	10,382,509	4,137,986
Class 3	21,138,906	10,363,948
Cost of shares redeemed:
Class 1	—	(25,780,688)
Class 2	—	(7,010,597)
Class 3	(47,820,230)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	212,572,916	87,080,038
Total Increase in Net Assets	205,702,415	164,703,676
NET ASSETS
Beginning of year	418,716,995	254,013,319
End of year (including distributions in excess of net investment income of $1,074,984 and $1,474,481, respectively)	$624,419,410	$418,716,995

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Period January 6, 2013(a) through December 31, 2013
Net asset value, beginning of period	$14.10	$11.55
From Investment Operations
Net investment income(b)	0.11	0.12
Net realized and unrealized gain on investments and foreign currency transactions	0.53	2.94
Net increase in net asset value from investment operations	0.64	3.06
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.17)
Distributions from net realized gain on investments	(0.61)	(0.34)
Total Dividends and Distributions	(0.75)	(0.51)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.00 (c)
Net asset value, end of period	$14.00	$14.10
Total Return
Total investment return based on net asset value(d)	4.49%	26.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$213,426	$119,535
Ratio of net expenses to average net assets	0.67%	0.68%*
Ratio of net investment income to average net assets	0.74%	1.00%*
Portfolio turnover rate	26%	20%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the year.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford Global Alpha Equity Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period November 15, 2011(a) through December 31, 2011
Net asset value, beginning of period	$14.36	$11.56	$9.86	$10.00
From Investment Operations
Net investment income(b)	0.13	0.14	0.19	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.52	3.17	1.65	(0.14)
Net increase (decrease) in net asset value from investment operations	0.65	3.31	1.84	(0.13)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.18)	(0.14)	(0.01)
Distributions from net realized gain on investments	(0.61)	(0.34)	—	—
Total Dividends and Distributions	(0.76)	(0.52)	(0.14)	(0.01)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.01	0.01	0.00 (c)	—
Net asset value, end of period	$14.26	$14.36	$11.56	$9.86
Total Return
Total investment return based on net asset value(d)	4.48%	28.71%	18.69%	(1.25)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$410,993	$299,182	$231,157	$104,721
Ratio of net expenses to average net assets	0.59%	0.61%	0.63%	0.64%*
Ratio of net investment income to average net assets	0.91%	1.05%	1.76%	1.12%*
Portfolio turnover rate	26%	20%	15%	3%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (unaudited)
Baillie Gifford EAFE Pure Fund

	Value	% of Total Net Assets
Apparel Retailers	$1,515,230	3.5%
Asset Managers	1,200,780	2.8
Banks	4,134,302	9.6
Biotechnology	325,509	0.7
Brewers	1,590,932	3.7
Building Materials & Fixtures	913,418	2.1
Bus, Train & Employment	782,264	1.8
Business Support Services	506,689	1.2
Clothing & Accessories	397,398	0.9
Commercial Vehicles & Trucks	549,657	1.3
Containers & Packaging	553,034	1.3
Distillers & Vintners	296,431	0.7
Diversified Industrials	1,069,453	2.5
Drug Retailers	257,163	0.6
Electrical Components & Equipment	493,108	1.1
Electronic Equipment	756,150	1.7
Food Products	2,308,331	5.3
Food Retailers & Wholesalers	714,878	1.7
Footwear	435,216	1.0
Gambling	260,709	0.6
General Mining	689,473	1.6
Industrial Machinery	4,061,513	9.4
Integrated Oil & Gas	1,376,704	3.2
Media Agencies	788,135	1.8
Medical Equipment	1,761,115	4.1
Nondurable Household Products	1,392,040	3.2
Oil Equipment & Services	522,683	1.2
Personal Products	789,487	1.8
Pharmaceuticals	2,522,836	5.8
Property & Casualty Insurance	1,002,434	2.3
Recreational Products	1,321,121	3.1
Restaurants & Bars	376,283	0.9
Semiconductors	337,627	0.8
Soft Drinks	1,149,720	2.7
Speciality Chemicals	1,262,661	2.9
Speciality Finance	3,121,417	7.2
Specialized Consumer Services	1,322,710	3.1
Total Value of Investments	42,858,611	99.2
Other assets less liabilities	364,173	0.8
Net Assets	$43,222,784	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Pure Fund

	Shares	Value
COMMON STOCKS — 99.2%
AUSTRALIA — 6.4%
Brambles Ltd.	64,200	$553,034
Cochlear Ltd.	15,200	958,920
Mesoblast Ltd. (a)	45,400	161,344
Seek Ltd.	56,100	782,264
Treasury Wine Estates Ltd.	76,800	296,431
		2,751,993
CHINA — 1.9%
BOC Hong Kong Holdings Ltd.	162,500	541,473
Li & Fung Ltd.	304,000	284,609
		826,082
DENMARK — 4.6%
Carlsberg A/S, B Shares	10,000	767,998
Novo Nordisk A/S, B Shares	25,000	1,057,495
Novozymes A/S, B Shares	3,900	164,165
		1,989,658
FRANCE — 4.2%
Kone Oyj, B Shares	16,600	755,762
Legrand SA	9,400	493,108
Total SA	11,200	573,800
		1,822,670
GERMANY — 1.0%
adidas AG	6,267	435,216
ISRAEL — 0.2%
Protalix BioTherapeutics, Inc. (a)	45,400	83,536
ITALY — 2.6%
CNH Industrial NV	67,900	549,657
EXOR SpA	14,200	582,653
		1,132,310

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Pure Fund

	Shares	Value
JAPAN — 19.8%
Asahi Group Holdings Ltd.	26,600	$822,933
Kao Corp.	35,300	1,392,040
MS&AD Insurance Group Holdings, Inc.	42,300	1,002,435
Olympus Corp. (a)	22,900	802,195
Rakuten, Inc.	62,500	869,113
Sankyo Co., Ltd.	7,600	260,709
Shimano, Inc.	10,200	1,321,121
Shiseido Co., Ltd.	36,000	504,879
SMC Corp.	2,000	524,448
SUGI Holdings Co., Ltd.	6,300	257,163
THK Co., Ltd.	34,000	817,084
		8,574,120
NEW ZEALAND — 1.1%
Trade Me Group Ltd.	159,700	453,596
SINGAPORE — 4.9%
Jardine Matheson Holdings Ltd.	17,600	1,069,453
United Overseas Bank Ltd.	57,433	1,059,872
		2,129,325
SPAIN — 3.5%
Distribuidora Internacional de Alimentacion SA	105,500	714,878
Inditex SA	28,000	798,713
		1,513,591
SWEDEN — 11.5%
Atlas Copco AB, B Shares	35,100	898,484
Investment AB Kinnevik, B Shares	39,050	1,269,876
Investor AB, B Shares	34,900	1,268,888
Svenska Handelsbanken AB, A Shares	32,600	1,525,285
		4,962,533
SWITZERLAND — 12.9%
Geberit AG	2,700	913,418
Mettler-Toledo International, Inc. (a)	2,500	756,150
Nestle SA	18,400	1,341,379
Roche Holding AG — Genusschein	5,100	1,381,805

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Pure Fund

	Shares	Value
Schindler Holding AG, Participating Certificates	4,800	$692,948
UBS Group AG (a)	29,300	503,658
		5,589,358
UNITED KINGDOM — 21.9%
ASOS Plc. (a)	18,022	716,516
BG Group Plc.	60,000	802,904
BHP Billiton Plc.	21,000	450,059
Burberry Group Plc.	15,663	397,398
Hargreaves Lansdown Plc.	57,000	891,875
Imagination Technologies Group Plc. (a)	95,700	337,627
Intertek Group Plc.	14,000	506,689
John Wood Group Plc.	56,500	522,683
Johnson Matthey Plc.	24,000	1,262,661
Jupiter Fund Management Plc.	54,704	308,905
KAZ Minerals Plc. (a)	60,000	239,414
Mitchells & Butlers Plc. (a)	63,168	376,283
Rightmove Plc.	22,600	788,135
Standard Chartered Plc.	33,700	504,015
Unilever Plc.	23,800	966,953
Weir Group Plc. (The)	13,000	372,786
		9,444,903
UNITED STATES — 2.7%
Coca-Cola Enterprises, Inc.	26,000	1,149,720
TOTAL INVESTMENTS — 99.2%
(cost $45,814,219)		$42,858,611
Other assets less liabilities — 0.8%		364,173
NET ASSETS — 100.0%		$43,222,784

(a)  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford EAFE Pure Fund

ASSETS
Investments, at value (cost $45,814,219)	$42,858,611
Cash	411,978
Foreign cash, at value (cost $6)	6
Receivable for investments sold	61,553
Dividends receivable	28,605
Tax reclaims receivable	11,922
Total Assets	43,372,675
LIABILITIES
Payable for investments purchased	68,585
Servicing fee payable	29,533
Management fee payable	18,310
Trustee fee payable	403
Accrued expenses	33,060
Total Liabilities	149,891
NET ASSETS	$43,222,784
COMPOSITION OF NET ASSETS
Paid-in capital	$46,282,881
Distribution in excess of investment income	(22,395)
Accumulated net realized loss on investments and foreign currency transactions	(80,793)
Net unrealized depreciation in value of investments and foreign currencies	(2,956,909)
NET ASSETS	$43,222,784
NET ASSET VALUE, PER SHARE
Class 2 ($43,222,784 / 4,615,994 shares outstanding), unlimited authorized, no par value	$9.36
Maximum Purchase Price Per Share (Note D)	$9.39
Minimum Redemption Price Per Share (Note D)	$9.34

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Period of April 15, 2014 through December 31, 2014(a)
Baillie Gifford EAFE Pure Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $48,931)	$598,909
Interest	12
Total Investment Income	598,921
EXPENSES
Management fee (Note B)	81,284
Shareholder servicing fees — Class 2 Shares (Note B)	87,787
Fund accounting	37,025
Custody	8,030
Transfer agency	4,352
Legal	4,269
Professional fees	1,423
Trustees' fees	1,206
Insurance	550
Miscellaneous	849
Total Expenses	226,775
Fees waived (Note B)	(9,035)
Net Expenses	217,740
Net Investment Income	381,181
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(61,620)
Foreign currency transactions	(139,868)
(201,488)
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	(2,955,608)
Translation of assets and liabilities in foreign currencies	(1,301)
(2,956,909)
Net realized and unrealized loss on investments and foreign currency transactions	(3,158,397)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,777,216)

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford EAFE Pure Fund

For the Period April 15, 2014(a) through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$381,181
Net realized loss from investments and foreign currency transactions	(201,488)
Net increase (decrease) in unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(2,956,909)
Net decrease in net assets from operations	(2,777,216)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class 2	(263,706)
Capital gains:
Class 2	(19,175)
Total Dividends and Distributions	(282,881)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	45,862,000
Purchase premiums:
Class 2	138,000
Dividends reinvested:
Class 2	282,881
Increase in Net Assets from Transactions in Shares of Beneficial Interest	46,282,881
Total Increase in Net Assets	43,222,784
NET ASSETS
Beginning of period	—

End of period (including distributions in excess of net investment income of $22,395)	$43,222,784

(a)  Commencement of investment operations

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford EAFE Pure Fund
Selected data for a Class 2 Share outstanding throughout the period:

	For the Period April 15, 2014(a) through December 31, 2014
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.08
Net realized and unrealized loss on investments and foreign currency transactions	(0.69)
Net decrease in net asset value from investment operations	(0.61)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.06)
Distributions from net realized gain on investments	(0.00	)(c)
Total Dividends and Distributions	(0.06)
Proceeds from Purchase Premiums and Redemption Fees(b)	0.03
Net asset value, end of period	$9.36
Total Return
Total investment return based on net asset value(d)	(5.79)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$43,223
Ratio of net expenses to average net assets, before waiver	0.70	%*
Ratio of net expenses to average net assets, after waiver(e)	0.67	%*
Ratio of net investment income to average net assets	1.17	%*
Portfolio turnover rate(e)	5%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Not annualized.

(e)  Fund has an expense cap of 0.67%.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2014

December 31, 2014 (unaudited)
Baillie Gifford Long Term Global Growth Equity Fund

	Value	% of Total Net Assets
Apparel Retailers	$1,163,982	4.5%
Automobiles	979,716	3.8
Biotechnology	3,074,647	11.8
Broadline Retailers	2,987,352	11.5
Bus, Train & Employment	732,545	2.8
Clothing & Accessories	970,970	3.7
Computer Hardware	382,306	1.5
Consumer Finance	101,200	0.4
Food Retailers & Wholesalers	919,711	3.5
Industrial Machinery	598,808	2.3
Internet	7,787,608	29.8
Life Insurance	552,650	2.1
Medical Equipment	1,159,966	4.4
Personal products	389,308	1.5
Semiconductors	525,886	2.0
Software	2,093,559	8.0
Specialized Consumer Services	661,266	2.5
Travel & Tourism	547,729	2.1
Total Value of Investments	25,629,209	98.2
Other assets less liabilities	465,644	1.8
Net Assets	$26,094,853	100.0%

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.2%
CHINA — 21.8%
Alibaba Group Holding Ltd. ADR (a)	3,554	$369,403
Baidu, Inc. ADR (a)	10,566	2,408,731
Ctrip.com International Ltd. ADR (a)	12,038	547,729
New Oriental Education & Technology Group, Inc. ADR (a)	14,300	291,863
Tencent Holdings Ltd.	143,300	2,073,398
		5,691,124
DENMARK — 2.7%
Novozymes A/S, B Shares	17,070	718,537
FRANCE — 6.7%
Hermes International	1,435	510,980
Kering	4,402	845,937
L'Oreal SA	2,326	389,308
		1,746,225
GERMANY — 1.4%
Rocket Internet AG 144A (a)(b)	5,990	372,486
HONG KONG — 2.1%
AIA Group Ltd.	100,200	552,650
SPAIN — 4.5%
Inditex SA	40,805	1,163,982
SWEDEN — 2.3%
Atlas Copco AB, A Shares	21,520	598,808
UNITED KINGDOM — 3.8%
ARM Holdings Plc.	34,232	525,886
Burberry Group Plc.	18,130	459,990
		985,876
UNITED STATES — 52.9%
Amazon.com, Inc. (a)	6,900	2,141,415
Facebook, Inc., Class A (a)	19,712	1,537,930
Google, Inc., Class C (a)	2,945	1,550,248

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Long Term Global Growth Equity Fund

	Shares	Value
Illumina, Inc. (a)	11,024	$2,034,810
Intuitive Surgical, Inc. (a)	2,193	1,159,966
LendingClub Corp. (a)	4,000	101,200
LinkedIn Corp., Class A (a)	3,189	732,545
salesforce.com, Inc. (a)	8,954	531,062
Seattle Genetics, Inc. (a)	10,000	321,300
Splunk, Inc. (a)	7,177	423,084
Stratasys Ltd. (a)	4,600	382,306
Tesla Motors, Inc. (a)	4,405	979,716
TripAdvisor, Inc. (a)	5,032	375,689
Twitter, Inc. (a)	6,058	217,301
Whole Foods Market, Inc.	18,241	919,711
Workday, Inc., Class A (a)	4,794	391,238
		13,799,521
TOTAL INVESTMENTS — 98.2%
(cost $24,724,221)		$25,629,209
Other assets less liabilities — 1.8%		465,644
NET ASSETS — 100.0%		$26,094,853

(a)  Non-income producing security.

(b)  144A securities are exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Prices are obtained daily from the London International Stock Exchange; therefore, Fair valuation is typically not required. At December 31, 2014, the net value of these securities was $372,486, representing 1.43% of net assets.

ADR  —  American Depositary Receipt.
The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2014

December 31, 2014
Baillie Gifford Long Term Global Growth Equity Fund

ASSETS
Investments, at value (cost $24,724,221)	$25,629,209
Cash	555,890
Dividend receivable	2,741
Tax reclaims receivable	717
Total Assets	26,188,557
LIABILITIES
Payable for investments purchased	41,359
Management fee payable	18,260
Servicing fee payable	11,227
Trustee fee payable	237
Accrued expenses	22,621
Total Liabilities	93,704
NET ASSETS	$26,094,853
COMPOSITION OF NET ASSETS
Paid-in capital	$25,023,988
Accumulated net realized gain on investments and foreign currency transactions	165,887
Net unrealized appreciation in value of investments and foreign currencies	904,978
NET ASSETS	$26,094,853
NET ASSET VALUE, PER SHARE
Class 2 ($26,094,853 / 2,502,275 shares outstanding), unlimited authorized, no par value	$10.43
Maximum Purchase Price Per Share (Note D)	$10.45
Minimum Redemption Price Per Share (Note D)	$10.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2014

For the Period June 10, 2014 through December 31, 2014(a)
Baillie Gifford Long Term Global Growth Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,007)	$32,994
Total Investment Income	32,994
EXPENSES
Management fee (Note B)	69,881
Shareholder servicing fees — Class 2 Shares (Note B)	24,882
Fund accounting	18,782
Legal	4,871
Custody	4,362
Transfer agency	3,344
Trustees' fees	692
Professional fees	814
Miscellaneous	547
Total Expenses	128,175
Fees waived (Note B)	(11,458)
Net Expenses	116,717
Net Investment Loss	(83,723)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	272,960
Foreign currency transactions	638
273,598
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investments	904,988
Translation of assets and liabilities in foreign currencies	(10)
904,978
Net realized and unrealized gain on investments and foreign currency transactions	1,178,576
NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,094,853

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Annual Report December 31, 2014

Baillie Gifford Long Term Global Growth Equity Fund

For the Period June 10, 2014(a) through December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(83,723)
Net realized gain from investments and foreign currency transactions	273,598
Net increase (decrease) in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	904,978
Net increase in net assets from operations	1,094,853
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Capital gains:
Class 2	(23,988)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	25,000,000
Dividends reinvested:
Class 2	23,988
Increase in Net Assets from Transactions in Shares of Beneficial Interest	25,023,988
Total Increase in Net Assets	26,094,853
NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $—)	$26,094,853

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2014

Baillie Gifford Long Term Global Growth Equity Fund
Selected data for a Class 2 Share outstanding throughout the period:

For the Period June 10, 2014(a) through December 31, 2014
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment loss(b)	(0.03)
Net realized and unrealized gain on investments and foreign currency transactions	0.47
Net increase in net asset value from investment operations	0.44
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.01)
Net asset value, end of period	$10.43
Total Return
Total investment return based on net asset value(c)	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$26,095
Ratio of net expenses to average net assets, before waiver	0.88%*
Ratio of net expenses to average net assets, after waiver(e)	0.80%*
Ratio of net investment loss to average net assets	(0.57)%*
Portfolio turnover rate(d)	8%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Not annualized.

(e)  Fund had an expense cap of 0.82% up to October 1, 2014. After October 1, 2014 the expense changed to 0.77%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2014

Note A — Organization and Accounting Policies

Each of Baillie Gifford International Equity Fund ("International Equity Fund"), Baillie Gifford International Choice Fund ("International Choice Fund"), Baillie Gifford EAFE Fund ("EAFE Fund"), Baillie Gifford EAFE Choice Fund ("EAFE Choice Fund"), Baillie Gifford Emerging Markets Fund ("Emerging Markets Fund"), Baillie Gifford Global Alpha Equity Fund ("Global Alpha Equity Fund"), Baillie Gifford EAFE Pure Fund ("EAFE Pure Fund") and Baillie Gifford Long Term Global Growth Equity Fund ("Long Term Global Growth Equity Fund") (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). Baillie Gifford Emerging Markets Bond Fund and Baillie Gifford North American Equity Fund, two other series of the Trust, are currently unfunded. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated December 31, 2014. As of December 31, 2014, all Funds except for the Emerging Markets Fund offered five classes of shares; Class 1, Class 2, Class 3, Class 4, and Class 5 shares. Emerging Markets Fund offered three classes of shares: Class I, Class II, and Class III shares. At December 31, 2014, shares issued and outstanding for the International Equity Fund were Class 1, Class 2, Class 3, Class 4 and Class 5 shares, shares issued and outstanding for the EAFE Fund were Class 2, Class 3, Class 4 and Class 5 shares, shares issued and outstanding for the International Choice Fund were Class 1, Class 2 and Class 3 shares, shares issued and outstanding for the EAFE Choice Fund were Class 1, Class 2 and Class 3 shares, shares issued and outstanding for the Global Alpha Equity Fund were Class 2 and Class 3 shares, shares issued outstanding for Emerging Markets Fund were Class III shares, and shares issued and outstanding for the EAFE Pure Fund and Long Term Global Growth Equity Fund were Class 2 shares.

The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the

Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the most recent quoted bid price. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events may not be reflected in the computation of a Funds' net asset values. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Trustees. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the

Notes to Financial Statements

Annual Report December 31, 2014

extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Funds would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds' use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of December 31, 2014 in valuing the Funds' investments carried at fair value:

International Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$37,561,663	$—	$—	$37,561,663
Australia	—	55,403,827	—	55,403,827
Bermuda	—	4,102,920	—	4,102,920
Brazil	23,661,614	—	—	23,661,614
Canada	67,396,348	—	—	67,396,348

Notes to Financial Statements

Annual Report December 31, 2014

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
China	$50,843,882	$85,940,458	$—	$136,784,340
Denmark	—	73,828,893	—	73,828,893
Finland	—	33,822,509	—	33,822,509
France	—	108,894,994	—	108,894,994
Germany	—	147,345,034	—	147,345,034
India	—	14,790,808	—	14,790,808
Ireland	47,466,248	45,839,057	—	93,305,305
Japan	—	221,064,440	—	221,064,440
Netherlands	12,285,448	61,104,055	—	73,389,503
Peru	20,292,563	—	—	20,292,563
Portugal	—	4,851,516	—	4,851,516
Russia	—	23,164,923	—	23,164,923
Singapore	—	38,757,279	—	38,757,279
South Africa	—	84,678,314	—	84,678,314
South Korea	—	121,154,429	—	121,154,429
Spain	—	35,698,081	—	35,698,081
Sweden	—	115,280,271	—	115,280,271
Switzerland	—	78,479,247	—	78,479,247
Taiwan	19,480,276	72,214,488	—	91,694,764
Turkey	—	17,836,791	—	17,836,791
United Kingdom	—	472,838,009	—	472,838,009
United States	37,376,443	—	—	37,376,443
Total Common Stocks	316,364,485	1,917,090,343	—	2,233,454,828
Preferred Stocks
Brazil	19,582,327	—	—	19,582,327
Total	$335,946,812	$1,917,090,343	$—	$2,253,037,155

International Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$19,948,197	$—	$19,948,197
China	11,850,457	8,843,182	—	20,693,639
Denmark	—	17,018,762	—	17,018,762
France	—	10,189,960	—	10,189,960
Germany	—	3,697,984	—	3,697,984
Hong Kong	1,808,030	2,845,781	—	4,653,811
India	5,314,217	—	—	5,314,217
Israel	605,947	—	—	605,947
Italy	—	8,161,955	—	8,161,955

Notes to Financial Statements

Annual Report December 31, 2014

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$57,827,857	$—	$57,827,857
Mexico	2,205,646	—	—	2,205,646
New Zealand	—	3,347,456	—	3,347,456
Philippines	—	2,201,070	—	2,201,070
Singapore	—	12,869,072	—	12,869,072
South Africa	—	11,887,066	—	11,887,066
South Korea	7,010,904	6,310,402	—	13,321,306
Spain	—	12,757,018	—	12,757,018
Sweden	—	30,839,804	—	30,839,804
Switzerland	7,132,613	26,314,571	—	33,447,184
Taiwan	13,313,459	—	—	13,313,459
Turkey	5,274,915	—	—	5,274,915
United Kingdom	—	67,124,076	—	67,124,076
United States	4,635,715	—	—	4,635,715
Total Common Stocks	59,151,903	302,184,213	—	361,336,116
Preferred Stocks
Brazil	2,929,462	—	—	2,929,462
Total	$62,081,365	$302,184,213	$—	$364,265,578

EAFE Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$31,955,801	$—	$—	$31,955,801
Australia	—	25,112,023	—	25,112,023
Chile	10,581,228	—	—	10,581,228
China	188,418,167	113,576,939	—	301,995,106
Denmark	—	85,477,208	—	85,477,208
France	—	137,872,117	—	137,872,117
Germany	22,295,710	55,966,030	—	78,261,740
Hong Kong	—	76,974,971	—	76,974,971
India	—	12,436,089	—	12,436,089
Ireland	—	35,834,073	—	35,834,073
Italy	—	174,091,828	—	174,091,828
Japan	—	247,661,701	—	247,661,701
Netherlands	—	29,405,042	—	29,405,042
Norway	—	25,502,005	—	25,502,005
Peru	21,546,773	—	—	21,546,773
Portugal	—	9,941,624	—	9,941,624
Russia	—	15,267,244	—	15,267,244
Singapore	—	13,145,702	—	13,145,702

Notes to Financial Statements

Annual Report December 31, 2014

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
South Korea	$—	$42,547,401	$—	$42,547,401
Spain	—	206,102,513	—	206,102,513
Sweden	13,792,444	219,117,329	—	232,909,773
Switzerland	—	116,973,580	—	116,973,580
Turkey	—	12,353,428	—	12,353,428
United Kingdom	—	267,278,793	—	267,278,793
Total Common Stocks	288,590,123	1,922,637,640	—	2,211,227,763
Preferred Stocks
Germany	—	8,637,134	—	8,637,134
Total Preferred Stocks	—	8,637,134	—	8,637,134
Total	$288,590,123	$1,931,274,774	$—	$2,219,864,897

EAFE Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$8,437,021	$—	$8,437,021
China	3,973,743	3,156,715	—	7,130,458
Denmark	—	7,352,269	—	7,352,269
France	—	5,760,763	—	5,760,763
Germany	—	1,453,846	—	1,453,846
Hong Kong	895,751	1,162,784	—	2,058,535
India	2,209,683	—	—	2,209,683
Israel	253,250	—	—	253,250
Italy	—	3,272,607	—	3,272,607
Japan	—	23,826,846	—	23,826,846
New Zealand	—	1,356,262	—	1,356,262
Singapore	—	5,311,498	—	5,311,498
South Africa	—	3,417,586	—	3,417,586
South Korea	2,137,095	1,432,791	—	3,569,886
Spain	—	4,308,495	—	4,308,495
Sweden	—	12,343,245	—	12,343,245
Switzerland	3,812,788	11,668,275	—	15,481,063
Taiwan	4,288,527	—	—	4,288,527
Turkey	—	1,421,926	—	1,421,926
United Kingdom	—	28,206,521	—	28,206,521
United States	2,099,123	—	—	2,099,123
Total Common Stocks	19,669,960	123,889,450	—	143,559,410
Preferred Stocks
Brazil	1,236,327	—	—	1,236,327
Total	$20,906,287	$123,889,450	$—	$144,795,737

Notes to Financial Statements

Annual Report December 31, 2014

Emerging Markets Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$5,094,033	$—	$—	$5,094,033
Brazil	18,462,575	—	—	18,462,575
Cayman Islands	1,307,780	—	—	1,307,780
Chile	2,934,848	—	—	2,934,848
China	27,739,979	55,026,450	—	82,766,429
Egypt	—	7,208,241	—	7,208,241
Germany	6,682,236	—	—	6,682,236
India	—	89,208,317	—	89,208,317
Malaysia	—	6,754,705	—	6,754,705
Mexico*	17,973,502	—	—	17,973,502
Netherlands	1,021,924	—	—	1,021,924
South Africa	—	11,701,345	—	11,701,345
South Korea	7,970,341	79,192,669	—	87,163,010
Taiwan	—	97,010,270	—	97,010,270
Turkmenistan	19,035,375	—	—	19,035,375
United States	4,598,092	—	—	4,598,092
Total Common Stocks	112,820,685	346,101,997	—	458,922,682
Preferred Stocks
Brazil	7,871,169	—	—	7,871,169
South Korea	—	9,841,363	—	9,841,363
Total Preferred Stocks	7,871,169	9,841,363	—	17,712,532
Total	$120,691,854	$355,943,360	$—	$476,635,214

*  Includes a Level 3 Security with a $0 fair market value.

Global Alpha Equity Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,025,617	$—	$—	$1,025,617
Australia	—	5,557,920	—	5,557,920
Brazil	2,592,378	—	—	2,592,378
Canada	14,839,045	—	—	14,839,045
China	20,354,478	5,723,362	—	26,077,840
Denmark	—	7,925,237	—	7,925,237
Germany	—	9,432,037	—	9,432,037
Hong Kong	—	9,902,471	—	9,902,471
India	7,247,625	—	—	7,247,625
Ireland	13,769,934	11,487,833	—	25,257,767
Italy	—	3,817,938	—	3,817,938

Notes to Financial Statements

Annual Report December 31, 2014

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$43,244,836	$—	$43,244,836
Netherlands	2,993,496	—	—	2,993,496
Norway	—	10,346,226	—	10,346,226
Russia	—	1,455,450	—	1,455,450
Singapore	—	4,569,480	—	4,569,480
South Africa	—	20,089,256	—	20,089,256
South Korea	—	13,568,311	—	13,568,311
Spain	—	4,521,839	—	4,521,839
Sweden	—	18,971,660	—	18,971,660
Switzerland	—	37,343,285	—	37,343,285
Taiwan	13,938,264	—	—	13,938,264
Turkmenistan	2,006,376	—	—	2,006,376
United Kingdom	—	47,527,550	—	47,527,550
United States	279,619,712	—	—	279,619,712
Total	$358,386,925	$255,484,691	$—	$613,871,616

EAFE Pure Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,751,993	$—	$2,751,993
China	284,609	541,473	—	826,082
Denmark	—	1,989,658	—	1,989,658
France	—	1,822,670	—	1,822,670
Germany	—	435,216	—	435,216
Israel	83,536	—	—	83,536
Italy	—	1,132,310	—	1,132,310
Japan	—	8,574,120	—	8,574,120
New Zealand	—	453,596	—	453,596
Singapore	—	2,129,325	—	2,129,325
Spain	—	1,513,591	—	1,513,591
Sweden	—	4,962,533	—	4,962,533
Switzerland	1,259,808	4,329,550	—	5,589,358
United Kingdom	—	9,444,903	—	9,444,903
United States	1,149,720	—	—	1,149,720
Total	$2,777,673	$40,080,938	$—	$42,858,611

Notes to Financial Statements

Annual Report December 31, 2014

Long Term Global Growth Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
China	$3,617,726	$2,073,398	$—	$5,691,124
Denmark	—	718,537	—	718,537
France	—	1,746,225	—	1,746,225
Germany	372,486	—	—	372,486
Hong Kong	—	552,650	—	552,650
Spain	—	1,163,982	—	1,163,982
Sweden	—	598,808	—	598,808
United Kingdom	—	985,876	—	985,876
United States	13,799,521	—	—	13,799,521
Total	$17,789,733	$7,839,476	$—	$25,629,209

It is the Funds' policy to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Funds' fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period.

For the International Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was $2,194,347,328 and $301,817,826, respectively. $9,768,021 was transferred out of Level 2 into Level 1 and $17,150,391 was transferred out of Level 1 into Level 2 during the year ended December 31, 2014.

For the International Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was $232,612,335 and $43,398,118, respectively. $7,651,356 was transferred out of Level 2 into Level 1 and $7,832,010 was transferred out of Level 1 into Level 2 during the year ended December 31, 2014.

For the EAFE Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was $2,089,839,075 and $330,530,505, respectively. $13,231,760 was transferred out of Level 2 into Level 1 and $25,834,780 was transferred out of Level 1 into Level 2 during the year ended December 31, 2014.

For the EAFE Choice Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was $98,967,906 and $14,501,211, respectively. $2,128,481 was transferred out of Level 2 into Level 1 and $3,591,288 was transferred out of Level 1 to Level 2 during the year ended December 31, 2014.

For the Emerging Markets Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was

$324,027,229 and $43,043,829, respectively. $31,310,268 was transferred out of Level 2 into Level 1 and $1,322,353 was transferred out of Level 1 into Level 2 during the year ended December 31, 2014.

For the Global Alpha Equity Fund fair value of Level 2 and Level 1 investments at December 31, 2013 was $179,757,292 and $233,618,651, respectively. $6,790,492 was transferred out of Level 2 into Level 1 during the year ended December 31, 2014.

These transfers were all as a result of using third-party vendor modeling tools to reflect any (lack of) significant market movements between the time at which the Funds valued their securities and the earlier closing of foreign markets. With regard to the transfers from Level 1 into Level 2, quotations were still obtained from the Funds' third party pricing vendor. Pursuant to the Funds' fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 or Level 2 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Notes to Financial Statements

Annual Report December 31, 2014

Derivative and Hedging Disclosure

GAAP requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds did not utilize derivatives for the year ended December 31, 2014.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by a Fund. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions.

The Funds' maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract's life. This risk may be mitigated by having a master netting arrangement between the Funds and the counterparty which may permit the Funds to offset amounts payable by the Funds to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Funds to cover the Funds' exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

The Funds may be party to financial instruments with off-balance-sheet risk, primarily forward contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies. At December 31, 2014, the Funds did not have any forward foreign currency contracts.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Notes to Financial Statements

Annual Report December 31, 2014

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of December 31, 2014, the Emerging Markets Fund recorded a receivable for Indian capital gains tax refund of $206,948 and a deferred liability for potential future Indian capital gains taxes of $372,642.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the International Equity Fund, EAFE Fund, EAFE Choice Fund and Emerging Markets Fund the tax periods 2011 through present remain subject to examination by the Internal Revenue Service. For the Global Alpha Equity Fund, the tax periods 2013 through present remain subject to examination. For the International Choice Fund, the tax periods 2012 through the present remains subject to examination.

At December 31, 2014 for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Capital Loss No Expiration	Capital Loss Available Total
International Equity	$—	$—
International Choice	—	—
EAFE	—	—
EAFE Choice	1,249,803	1,249,803
Emerging Markets	12,415,672	12,415,672
Global Alpha Equity	—	—
EAFE Pure	—	—
Long Term Global Growth Equity	—	—

The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have

Notes to Financial Statements

Annual Report December 31, 2014

been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The amounts in the table below are characterized as short-term and long-term capital losses and have no expiration.

Fund	Short-Term Capital Losses	Long-Term Capital Losses
International Equity	$—	$—
International Choice	—	—
EAFE	—	—
EAFE Choice	1,249,803	—
Emerging Markets	12,415,672	—
Global Alpha Equity	—	—
EAFE Pure	—	—
Long Term Global Growth Equity	—	—

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year ended December 31, 2014, the Funds shown below incurred and will elect to defer net post-October losses as indicated.

At December 31, 2014, the components of accumulated earnings on tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Currency Losses	Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings
International Equity	$2,767,528	$—	$—	$(8,614,511)	$443,861,176	$438,014,193
International Choice	—	—	—	(410,046)	3,662,118	3,252,072
EAFE	101,094	13,726,475	—	—	583,269,950	597,097,519
EAFE Choice	—	—	(1,249,803)	(197,116)	9,319,249	7,872,330
Emerging Markets	4,012,193	—	(12,415,672)	(9,866,908)	81,462,494	63,192,107
Global Alpha Equity	—	4,538,129	—	(2,970)	93,055,108	97,590,267
EAFE Pure	9,290	—	—	(80,793)	(2,988,594)	(3,060,097)
Long Term Global Growth Equity	165,887	—	—	—	904,978	1,070,865

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2014, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses and the redesignation of dividends.

Notes to Financial Statements

Annual Report December 31, 2014

Fund	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments and Foreign Currency Transactions	Paid-in Capital
International Equity	$(720,814)	$720,814	$—
International Choice	(76,737)	166,405	(89,668)
EAFE	125,831	(125,831)	—
EAFE Choice	177,250	(139,332)	(37,918)
Emerging Markets	(65,947)	65,947	—
Global Alpha Equity	1,541,679	(1,541,679)	—
EAFE Pure	(139,870)	139,870	—
Long Term Global Growth Equity	83,723	(83,723)	—

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years or periods ended December 31, 2014 and December 31, 2013, the tax characters of the dividends paid were:

Fund	Ordinary Income 2014	Return of Capital 2014	Ordinary Income 2013	Long Term Capital Gains 2014	Long Term Capital Gains 2013
International Equity	$40,475,196	$—	$41,703,719	$9,769,981	$—
International Choice	8,177,435	89,668	2,140,285	878,395
EAFE	29,304,527	—	27,498,264	87,989,601	—
EAFE Choice	1,637,245	37,918	3,508,047	—	—
Emerging Markets	719,470	—	6,418,863	—	—
Global Alpha Equity	7,018,819	—	8,122,250	24,502,597	6,379,684
EAFE Pure	282,881	—	—	—	—
Long Term Global Growth Equity	23,988	—	—	—	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

Note B — Investment Management and Other Services

The Funds are advised and managed by Baillie Gifford Overseas Limited (the "Manager"). The Manager, an investment adviser registered with the Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds, each Fund paid the Manager a quarterly management fee, in arrears, at the following annual rate of the respective Fund's average net assets. Peter Hadden is an officer and trustee of the Funds and also an officer and director of the Manager.

Notes to Financial Statements

Annual Report December 31, 2014

Fund	Management Fee
International Equity*	0.25%
International Choice*	0.25%
EAFE*	0.25%
EAFE Choice*	0.25%
Emerging Markets*	0.50%
Global Alpha Equity*	0.30%
EAFE Pure*	0.25%
Long Term Global Growth Equity**	0.45%

*  New rate change effective January 1, 2015. See note G subsequent events.

**  Change effective October 1, 2014. Note previous rate of .50%.

For the year or periods ended December 31, 2014, the Funds incurred management fees as follows:

Fund	Management Fee	Management Fees Waived/Expenses Reimbursed
International Equity	$6,112,336	$—
International Choice	931,433	—
EAFE	5,931,630	—
EAFE Choice	338,032	—
Emerging Markets	2,263,759	—
Global Alpha Equity	1,690,959	—
EAFE Pure(a)	81,284	(9,035)
Long Term Global Growth Equity(b)	69,881	(11,458)

(a)  Class 2 has an expense cap of 0.67%.

(b)  Class 2 had an expense cap of 0.82% up to October 1, 2014. After October 1, 2014 the expense cap changed to 0.77%.

Each Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds paid the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of share as of December 31, 2014 as follows:

	International Equity	International Choice	EAFE	EAFE Choice	Emerging Markets	Global Alpha Equity	EAFE Pure	Long Term Global Growth Equity
Class 1/Class I	0.45%	0.45%	0.45%	0.45%	0.30%	0.45%	0.45%	0.25%
Class 2/Class II	0.27%	0.27%	0.27%	0.27%	0.25%	0.27%	0.27%	0.17%
Class 3/Class III	0.20%	0.20%	0.20%	0.20%	0.10%	0.20%	0.20%	0.10%
Class 4	0.17%	0.17%	0.17%	0.17%	N/A	0.17%	0.17%	0.07%
Class 5	0.12%	0.12%	0.12%	0.12%	N/A	0.12%	0.12%	0.02%

Notes to Financial Statements

Annual Report December 31, 2014

For the year or period ended December 31, 2014, the Funds incurred shareholder servicing fees for each class of shares as follows:

	International Equity	International Choice	EAFE		EAFE Choice	Emerging Markets		Global Alpha Equity	EAFE Pure	Long Term Global Growth Equity
Class 1	$106,213	$54,846	$3,864	*	$90,432	N/A		N/A	N/A	N/A
Class 2	1,436,283	673,979	2,187,304		287,757	8,207	*	375,945	87,787	24,882
Class 3	2,472,481	221,526	1,029,677		17,082	449,469		848,828	N/A	N/A
Class 4	728,366	N/A	366,799		N/A	N/A		N/A	N/A	N/A
Class 5	269,621	N/A	997,293		N/A	N/A		N/A	N/A	N/A

*  Shares were redeemed in full during the past year.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding in-kind purchases and redemptions and short-term securities) for the year ended December 31, 2014 were as follows:

Fund	Purchases	Sales
International Equity	$272,617,699	$395,055,665
International Choice	135,995,580	33,473,731
EAFE	419,299,397	423,994,906
EAFE Choice	71,100,231	30,040,514
Emerging Markets	233,391,250	115,832,430
Global Alpha Equity	321,418,442	140,849,804
EAFE Pure	48,296,095	2,420,256
Long Term Global Growth Equity	26,511,142	2,059,882

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2014 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Equity	$1,808,982,051	$608,816,457	$(164,761,353)	$444,055,104
International Choice	360,578,720	36,089,207	(32,402,349)	3,686,858
EAFE	1,636,441,607	755,214,784	(171,791,494)	583,423,290
EAFE Choice	135,449,335	21,195,349	(11,848,947)	9,346,402
Emerging Markets	394,760,385	112,726,150	(30,851,321)	81,874,829
Global Alpha Equity	520,792,779	121,688,645	(28,609,808)	93,078,837
EAFE Pure	45,845,904	1,632,284	(4,619,577)	(2,987,293)
Long Term Global Growth Equity	24,724,221	2,074,103	(1,169,115)	904,988

Notes to Financial Statements

Annual Report December 31, 2014

Note D — Transactions in Shares of Beneficial Interest

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	22,544	$255,949	11,613,043	$136,831,273
Purchase premiums	—	3,626	—	67,788
Redemption fees	—	5,368	—	122,868
Shares issued in reinvestment of dividends and distributions	—	—	1,035,276	11,746,437
Shares redeemed	(713,734)	(8,566,950)	(18,208,701)	(211,341,046)
Net decrease	(691,190)	$(8,302,007)	(5,560,382)	$(62,572,680)
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2014		Class 4 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	18,794,822	$220,966,910	4,642,038	$54,835,000
Purchase premiums	—	179,891	—	72,418
Redemption fees	—	306,728	—	106,695
Shares issued in reinvestment of dividends and distributions	2,072,763	23,814,848	657,222	7,722,552
Shares redeemed	(32,031,621)	(380,295,118)	(25,018,860)	(304,629,645)
Net decrease	(11,164,036)	$(135,026,741)	(19,719,600)	$(241,892,980)

	International Equity Fund
	Class 5 Shares For the Period April 7, 2014* through 12/31/2014
	Shares	Amount
Shares sold	24,867,726	$304,629,645
Purchase premiums	—	18,147
Redemption fees	—	47,408
Shares issued in reinvestment of dividends and distributions	558,103	6,597,607
Shares redeemed	—	—
Net increase	25,425,829	$311,292,807

*  Commencement of investment operations.

Notes to Financial Statements

Annual Report December 31, 2014

	International Equity Fund
	Class 1 Shares For the Year Ended December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	61,435	$681,659	8,340,648	$91,672,424
Purchase premiums	—	9,434	—	102,972
Redemption fees	—	2,939	—	32,530
Shares issued in reinvestment of dividends and distributions	15,399	177,440	889,432	10,361,979
Shares redeemed	(3,720,398)	(41,887,651)	(20,833,739)	(226,837,755)
Net decrease	(3,643,564)	$(41,016,179)	(11,603,659)	$(124,667,850)
	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2013		Class 4 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	25,042,293	$276,657,991	4,196,981	$49,900,000
Purchase premiums	—	160,708	—	81,798
Redemption fees	—	49,264	—	25,715
Shares issued in reinvestment of dividends and distributions	1,765,855	20,845,482	832,318	10,043,073
Shares redeemed	(2,501,174)	(26,039,059)	(3,199,810)	(35,218,367)
Net increase	24,306,974	$271,674,386	1,829,489	$24,832,219
	International Choice Fund
	Class 1 Shares For the Period April 9, 2014* through December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	1,365,731	$16,949,000	7,104,551	$83,102,298
Purchase premiums	—	2,204	—	158,176
Redemption fees	—	174	—	3,597
Shares issued in reinvestment of dividends and distributions	32,080	370,694	521,832	6,089,979
Shares redeemed	—	—	(250,607)	(3,001,502)
Net increase	1,397,811	$17,322,072	7,375,776	$86,352,548

*  Commencement of investments operations.

Notes to Financial Statements

Annual Report December 31, 2014

	International Choice Fund
	Class 3 Shares For the Year Ended December 31, 2014
	Shares	Amount
Shares sold	—	$—
Purchase premiums	—	72,187
Redemption fees	—	1,732
Shares issued in reinvestment of dividends and distributions	227,721	2,684,825
Net increase	227,721	$2,758,744

	International Choice Fund
	Class 1 Shares For the Period January 1, 2013 through April 9, 2013*		Class 2 Shares For the Period April 9, 2013** through December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	—	$—	13,808,255	$156,103,614
Purchase premiums	—	—	—	140,612
Shares issued in reinvestment of dividends and distributions	—	—	102,664	1,243,112
Shares redeemed	(2,403,571)	(26,363,614)	—	—
Net increase (decrease)	(2,403,571)	$(26,363,614)	13,910,919	$157,487,338

*  International Choice Fund Class 1 was redeemed on April 9, 2013.

**  Commencement of investments operations.

	International Choice Fund
	Class 3 Shares For the Period May 1, 2013** through December 31, 2013
	Shares	Amount
Shares sold	8,829,014	$101,519,199
Purchase premiums	—	141,798
Shares issued in reinvestment of dividends and distributions	73,376	897,173
Net increase	8,902,390	$102,558,170

**  Commencement of investments operations.

Notes to Financial Statements

Annual Report December 31, 2014

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,704,676	$45,528,771
Purchase premiums	—	—	—	21,985
Redemption fees	—	—	—	47,221
Shares issued in reinvestment of dividends and distributions	—	—	3,373,022	38,035,551
Shares redeemed	(2,081,948)	(26,371,394)	(5,002,148)	(62,864,979)
Net increase (decrease)	(2,081,948)	$(26,371,394)	2,075,550	$20,768,549

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2014		Class 4 Shares For the Year Ended December 31, 2014		Class 5 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	190,672	$2,346,938	—	$—	—	$—
Purchase premiums	—	14,081	—	5,903	—	22,738
Redemption fees	—	30,074	—	12,616	—	48,592
Shares issued in reinvestment of dividends and distributions	2,259,637	25,533,668	953,161	10,785,022	3,697,507	41,885,735
Shares redeemed	(655,116)	(8,013,523)	—	—	—	—
Net increase	1,795,193	$19,911,238	953,161	$10,803,541	3,697,507	$41,957,065

	EAFE Fund
	Class 1 Shares For the Year Ended December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,147,779	$47,777,796
Purchase premiums	—	2,951	—	51,231
Redemption fees	—	8,131	—	147,441
Shares issued in reinvestment of dividends and distributions	18,721	233,655	624,383	7,780,515
Shares redeemed	(2,378,880)	(27,717,996)	(33,756,500)	(360,935,125)
Net decrease	(2,360,159)	$(27,473,259)	(28,984,338)	$(305,178,142)

Notes to Financial Statements

Annual Report December 31, 2014

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2013		Class 4 Shares For the Period October 10, 2013* through December 31, 2013		Class 5 Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,109,528	$217,132,949	17,258,589	$201,540,630	4,178,915	$49,900,000
Purchase premiums	—	36,622	—	1,789	—	47,607
Redemption fees	—	105,792	—	4,975	—	125,165
Shares issued in reinvestment of dividends and distributions	475,961	5,941,859	198,722	2,487,636	807,270	10,105,932
Shares redeemed	(28,150,611)	(318,740,539)	—	—	—	—
Net increase (decrease)	(7,565,122)	$(95,523,317)	17,457,311	$204,035,030	4,986,185	$60,178,704

*  Commencement of investment operations.

	EAFE Choice Fund
	Class 1 Shares For the Year Ended December 31, 2014		Class 2 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,465,602	$61,146,066
Purchase premiums	—	26,546	—	165,327
Redemption fees	—	9,582	—	36,836
Shares issued in reinvestment of dividends and distributions	14,886	186,113	100,267	1,264,099
Shares redeemed	—	—	(2,930,025)	(40,487,027)
Net increase	14,886	$222,241	1,635,844	$22,125,301

	EAFE Choice Fund
	Class 3 Shares For the period July 7, 2014 through December 31, 2014*
	Shares	Amount
Shares sold	1,481,333	$20,531,631
Purchase premiums	—	1,586
Redemption fees	—	10
Shares issued in reinvestment of dividends and distributions	17,692	224,951
Shares redeemed	(3,324)	(45,090)
Net increase	1,495,701	$20,713,088

*  There were no shareholders for the period January 1, 2014 through July 6, 2014.

Notes to Financial Statements

Annual Report December 31, 2014

	EAFE Choice Fund
	Class 1 Shares For the Period 12/17/2013* through December 31, 2013		Class 2 Shares For the Year Ended December 31, 2013		Class 3 Shares For the Period January 1, 2013 through April 16, 2013**
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,496,874	$19,159,986	2,472,715	$29,551,683	8,004,328	$90,951,574
Purchase premiums	—	6,680	—	31,967	—	—
Redemption fees	—	—	—	40,517	—	14,152
Shares issued in reinvestment of dividends and distributions	39,351	509,094	230,706	2,998,953	—	—
Shares redeemed	—	—	(9,416,270)	(107,856,932)	(10,459,784)	(125,975,781)
Net increase (decrease)	1,536,225	$19,675,760	(6,712,849)	$(75,233,812)	(2,455,456)	$(35,010,055)

*  Commencement of investment operations.

**  EAFE Choice Fund Class 3 was redeemed on April 16, 2013.

	Emerging Markets Fund
	Class II Shares For the Period January 1, 2014 through June 9, 2014*		Class III Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	559,872	$9,232,291	10,924,314	$186,487,716
Purchase premiums	—	9,767	—	470,589
Redemption fees	—	643	—	59,170
Shares issued in reinvestment of dividends and distributions	—	—	39,176	719,470
Shares redeemed	(3,648,913)	(59,760,469)	(981,162)	(16,328,088)
Net increase (decrease)	(3,089,041)	$(50,517,768)	9,982,328	$171,408,857

*  Emerging Market Fund Class II was redeemed on June 9, 2014.

	Emerging Markets Fund
	Class II Shares For the Period April 9, 2013* through December 31, 2013		Class III Shares For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	3,031,676	$47,294,135	—	$—
Purchase premiums	—	—	—	—
Redemption fees	—	34,688	—	285,790
Shares issued in reinvestment of dividends and distributions	57,365	880,017	264,017	4,102,273
Shares redeemed	—	—	(11,199,952)	(175,485,293)
Net increase (decrease)	3,089,041	$48,208,840	(10,935,935)	$(171,097,230)

*  Commencement of investment operations.

Notes to Financial Statements

Annual Report December 31, 2014

	Global Alpha Equity Fund
	Class 2 Shares For the Year Ended December 31, 2014		Class 3 Shares For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	6,042,155	$88,622,400	9,808,974	$139,720,000
Purchase premiums	—	114,452	—	343,148
Redemption fees	—	17,680	—	54,051
Shares issued in reinvestment of dividends and distributions	729,080	10,382,509	1,455,220	21,138,906
Shares redeemed	—	—	(3,285,458)	(47,820,230)
Net increase	6,771,235	$99,137,041	7,978,736	$113,435,875
	Global Alpha Equity Fund
	Class 1 Shares For the Period January 3, 2013 through July 9, 2013**		Class 2 Shares For the Period January 3, 2013* through December 31, 2013
	Shares	Amount	Shares	Amount
Shares sold	25,033	$299,481	8,676,328	$103,403,236
Purchase premiums	—	11,713	—	28,494
Redemption fees	—	—	—	3,002
Shares issued in reinvestment of dividends and distributions	—	—	295,638	4,137,986
Shares redeemed	(2,070,805)	(25,780,688)	(497,171)	(7,010,597)
Net increase (decrease)	(2,045,772)	$(25,469,494)	8,474,795	$100,562,121

*  Commencement of investment operations.

**  Global Alpha Equity Fund Class 1 was redeemed on July 9, 2013.

	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2013
	Shares	Amount
Shares sold	122,034	$1,497,000
Purchase premiums	—	118,949
Redemption fees	—	7,514
Shares issued in reinvestment of dividends and distributions	727,427	10,363,948
Net increase	849,461	$11,987,411

Notes to Financial Statements

Annual Report December 31, 2014

	EAFE Pure Fund
	Class 2 Shares For the Period April 15, 2014* through December 31, 2014
	Shares	Amount
Shares sold	4,586,200	$45,862,000
Purchase premiums	—	138,000
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	29,794	282,881
Shares redeemed	—	—
Net increase	4,615,994	$46,282,881

*  Commencement of investment operations.

	Long Term Global Growth Equity
	Class 2 Shares For the Period June 10, 2014* through December 31, 2014
	Shares	Amount
Shares sold	2,500,000	$25,000,000
Purchase premiums	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	2,275	23,988
Shares redeemed	—	—
Net increase	2,502,275	$25,023,988

*  Commencement of investment operations.

Funds charged the following purchase premiums and redemption fees as of December 31, 2014:

Fund	Purchase Premium (Basis Point)	Redemption Fee (Basis Point)
International Equity	30	20
International Choice	30	20
EAFE	30	20
EAFE Choice	30	20
Emerging Markets	35	35
Global Alpha Equity	20	15
EAFE Pure	30	20
Long Term Global Growth Equity	20	15

Notes to Financial Statements

Annual Report December 31, 2014

The purchase premiums and redemption fees may be waived or reduced by the Manager if the brokerage and transaction costs in connection with the purchase or redemption are minimal or in other circumstances in the Manager's discretion.

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, Kentucky Teachers' Retirement System owned 35.33% of the EAFE Fund; Riverwood International Corporate Master Pension Trust owned 41.43% and Lexington-Fayette Urban Country Government PFRF owned 33% of the EAFE Choice Fund; the Municipal Fire & Police Retirement System of Iowa owned 100% of the International Choice Fund; Nebraska State Investment Council owned 41.18% of the Emerging Markets Fund; the U.S. Army Non-Appropriated Fund owned 100% of the EAFE Pure Fund; and the Longwood Foundation, Inc. owned 100% of the Long Term Global Growth Equity Fund. Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Effective January 1, 2015, Howard W. Chin joined the Board of Trustees of the Trust as a Disinterested Trustee.

Effective January 1, 2015, the share class structure of the Emerging Markets Fund was changed as follows: Class I shares were converted into Class 1 shares; Class II shares were converted into Class 2 shares; and Class III shares were converted into Class 5 shares. The Fund also added Class 3 and Class 4 shares. The purpose of these changes was to standardize the Funds' share classes such that all Funds offer the same Class 1, Class 2, Class 3, Class 4, and Class 5 shares.

On December 10, 2014, the Trust filed an initial registration statement under the securities Act of 1933, as amended (the "1933 Act") with the Securities and Exchange Commission (the "SEC") for the purpose of registering for public offer and sale the shares of all Funds except for the International Choice Fund. As of the date of this annual report, the SEC has not declared the registration statement effective under the 1933 Act.

Notes to Financial Statements

Annual Report December 31, 2014

Effective January 1, 2015, the management fees and shareholder servicing fees for certain Funds changed as follows:

Baillie Gifford Funds — Updated Management Charges From 01 January 2015

The International Equity Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The International Choice Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The EAFE Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The EAFE Choice Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The EAFE Pure Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The Emerging Markets Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

Notes to Financial Statements

Annual Report December 31, 2014

The Long Term Global Growth Equity Fund*

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

The Global Alpha Equity Fund

	Class 1	Class 2	Class 3	Class 4	Class 5
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Service Fees	0.25%	0.17%	0.10%	0.07%	0.02%

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2014

To the Board of Trustees of Baillie Gifford Funds
and the Shareholders of Baillie Gifford International Equity Fund,
Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund,
Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund,
Baillie Gifford Global Alpha Equity Fund, Baillie Gifford EAFE Pure Fund
and Baillie Gifford Long Term Global Growth Equity Fund

We have audited the accompanying statements of assets and liabilities of Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford EAFE Pure Fund and Baillie Gifford Long Term Global Growth Equity Fund (the "Funds"), each a series of shares of beneficial interest in the Baillie Gifford Funds, including the portfolios of investments, as of December 31, 2014, and the related statements of operations for the year or periods then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baillie Gifford International Equity Fund, Baillie Gifford International Choice Fund, Baillie Gifford EAFE Fund, Baillie Gifford EAFE Choice Fund, Baillie Gifford Emerging Markets Fund, Baillie Gifford Global Alpha Equity Fund, Baillie Gifford EAFE Pure Fund and Baillie Gifford Long Term Global Growth Equity Fund as of December 31, 2014 , and the results of their operations for the year or periods then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods presented in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 25, 2015

Supplemental Information (unaudited)

Annual Report December 31, 2014

Shareholder Meeting Results

The Trust held a special meeting of shareholders on behalf of The International Equity Fund, The International Choice Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund (the "Funds") on December 3, 2014. The meeting considered the following proposals pursuant to notice duly sent, in connection with a proxy statement dated October 24, 2014:

Sub-Proposal 1.A: Amendment and Restatement of Advisory Agreements to Change the Management Fees for Certain Funds

Fund	Votes For	Votes Against	Abstentions	Percentage of Total Shares Voting in Favor	Percentage of Shares Present Voting in Favor
EAFE Choice Fund	6,038,519.011	0	0	52.67%	100%
EAFE Fund	161,873,505.199	0	0	85.13%	100%
EAFE Pure Fund	4,586,200.000	0	0	100%	100%
Emerging Markets Fund	28,944,005.480	0	0	100%	100%
Global Alpha Equity	32,611,447.018	0	0	84.71%	100%
International Choice Fund	20,937,866.114	0	0	67.40%	100%
International Equity Fund	142,882,515.854	0	0	72.11%	100%

Accordingly, the proposal with respect to certain Funds as described in the proxy statement and listed above regarding the amendment and restatement of the advisory agreements between the Trust, on behalf of such Funds, and BGO to change management fees for such Funds was approved by the shareholders of such Funds.

Sub-Proposal 1.B: Amendment and Restatement of Advisory Agreements to Make Certain Other Changes as Described in the Proxy Statement

Fund	Votes For	Votes Against	Abstentions	Percentage of Total Shares Voting in Favor	Percentage of Shares Present Voting in Favor
EAFE Choice Fund	6,038,519.011	0	0	52.67%	100%
EAFE Fund	161,873,505.199	0	0	85.13%	100%
EAFE Pure Fund	4,586,200.000	0	0	100%	100%
Emerging Markets Fund	28,944,005.480	0	0	100%	100%
Global Alpha Equity	32,611,447.018	0	0	84.71%	100%
International Choice Fund	20,937,866.114	0	0	67.40%	100%
International Equity Fund	134,718,052.415	0	8,164,463.439	67.99%	94.29%
Long Term Global Growth Fund	2,500,000.000	0	0	100%	100%

Accordingly, the proposal regarding the amendment and restatement of the advisory agreements between the Trust, on behalf of each Fund, and BGO to make certain other changes as described in the proxy statement was approved by the shareholders of each Fund.

Supplemental Information (unaudited)

Annual Report December 31, 2014

Proposal 2: Approving the Amendment and Restatement of the Amended and Restated Agreement and Declaration of Trust

Votes For	Votes Against	Percentage of Total Shares Abstentions	Percentage of Shares Present Voting in Favor	Voting in Favor
328,292,934.184	63,916,661.053	8,164,463.439	64.96%	82.00%

Accordingly, the proposal to approve an amendment and restatement of the Amended and Restated Agreement and Declaration of Trust of the Trust was approved by a majority of the Trust's shares present at the meeting in person or by proxy.

Proposal 3: Election of Trustees

Director	Votes For	Votes Withheld	Abstentions	Percentage of Total Shares Voting in Favor	Percentage of Shares Present Voting in Favor
Peter C. Hadden	400,374,058.676	0	0	77.98%	100%
John G. Barrie, Jr.	370,575,551.468	29,798,507.208	0	72.08%	92.56%
George W. Browning	400,374,058.676	0	0	77.98%	100%
Bruce C. Long	400,374,058.676	0	0	77.98%	100%
Robert. C. Rigsby	400,374,058.676	0	0	77.98%	100%
Howard W. Chin	400,374,058.676	0	0	77.98%	100%

Accordingly, each director nominee was approved by the holders of a plurality of the Trust's shares present at the meeting in person or by proxy.

Supplemental Information (unaudited)

Annual Report December 31, 2014

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2014. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
International Equity	$53,054,569
International Choice	7,392,337
EAFE	43,714,360
EAFE Choice	2,550,472
Emerging Markets	5,424,017
Global Alpha Equity	8,516,425
EAFE Pure	563,925
Long Term Global Growth Equity	32,934

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2014 qualified for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
International Equity	0.24%
International Choice	1.34%
EAFE	0.00%
EAFE Choice	2.59%
Emerging Markets	0.00%
Global Alpha Equity	39.27%
EAFE Pure	6.67%
Long Term Global Growth Equity	9.06%

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of distributions received by you in the calendar year 2014.

Supplemental Information (unaudited)

Annual Report December 31, 2014

Management of the Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information.

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation and Other Directorships Held During Past 5 Years(3)
Disinterested Trustees
John G. Barrie, Jr. Age 74	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).
George W. Browning Age 73	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).
Howard W. Chin Age 62	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).
Bruce C. Long Age 69	Trustee	Since 2009	Global Financial Consultant. Formerly: Executive Vice President and director of various entities, Guardian Life Insurance (financial services).
Robert E. Rigsby Age 65	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility).
Interested Trustee
Peter Hadden Age 56	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Ltd. (investment adviser); Formerly, Vice President of the Trust (2008 to 2009).

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)
Officers (other than Officers who are also Trustees)
Andrew Telfer Age 47	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).	10
Michael Stirling-Aird Age 37	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).	10
Julie Paul Age 39	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).	10
Tim Campbell Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.	10
David Salter Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Client Services Director, Baillie Gifford Overseas Limited with oversight of products offered to the North American market.	10
Lindsay Cockburn Age 36	Treasurer	Since 2015	Manager, Institutional Accounting Department, Baillie Gifford & Co. (investment adviser).	10
Angus N.G. Macdonald Age 49	Secretary	Since 2000	Head of Group Legal for the Baillie Gifford Group (investment adviser).	10

Supplemental Information (unaudited)

Annual Report December 31, 2014

Name and Age(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)	Number of Funds in Fund complex overseen by Trustee(4)
Officers (other than Officers who are also Trustees)
Graham Laybourn Age 48	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Compliance and Legal, Baillie Gifford Group (investment adviser).	N/A
Evan Delaney Age 44	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).

(1)  The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(4)  The number of Funds in the Fund complex overseen by the Trustee includes the North American Equity Fund and the Emerging Markets Bond Fund, two series of the Trust which have not yet commenced operations.

(5)  Mr. Hadden is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Ltd.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds' Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling Baillie Gifford Overseas

Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

BOARD CONSIDERATION REGARDING
CONTRACT APPROVAL (unaudited)

Annual Report December 31, 2014

On September 26, 2014, the Board of Trustees (the "Board") of the Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Independent Trustees"), approved the proposed Amended and Restated Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Global Alpha Equity Fund and the Long Term Global Growth Equity Fund, respectively, (each a "Fund" and collectively, the "Funds") and Baillie Gifford Overseas Limited (the "Manager"). The Board considered that the Manager asked the Board to approve the Advisory Agreement as part of a plan to effect the registration of each Fund's shares (other than the International Choice Fund's shares) under the Securities Act of 1933. The Board considered that it had approved the renewal of the current investment advisory agreements for the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund and the Global Alpha Equity Fund at its June 19, 2014 meeting (the "June Renewals"). The Board considered that it had approved the current investment advisory agreement for the Long Term Global Growth Equity Fund at its March 20, 2014 meeting. As part of the review process with respect to the Advisory Agreement, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel. The Independent Trustees reviewed materials, including materials received in connection with the June Renewals, from the Manager, Lipper Inc. (an independent provider of mutual fund data, "Lipper") and independent legal counsel and then presented their findings to the Board.

The Board concluded that it was in the best interests of each Fund to approve the Advisory Agreement and agreed to submit it to shareholders for approval. In reaching this conclusion for each Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services provided or to be provided by the Manager to the Funds. The Board noted that, pursuant to the Advisory Agreement, the Manager would provide portfolio management services to the Funds and receive a management fee and that, pursuant to a separate Shareholder Service Plan and Shareholder Service Agreement, the Manager would receive a shareholder service fee. The Board noted that these arrangements were similar to the existing arrangements, although the management fee for each Fund except the Long Term Global Growth Equity Fund was proposed to be increased and the shareholder service fee for each share class was proposed to be decreased with the result that, in the aggregate, the proposed management and shareholder service fees to be charged were expected to be the same or lower for each class. With respect to the Long Term Global Growth Equity Fund, the Board noted that the management fee to be charged was proposed to be decreased and the shareholder service fee for each share class was proposed to stay the same with the result that, in the aggregate, the proposed management and shareholder service fees to be charged were expected to be lower for each class. The Board considered the background and qualifications of the investment and compliance personnel involved in the management and oversight of the Trust, reviewed information regarding each Fund's performance, and considered the experience of the Manager in providing services to each Fund. The Board concluded that the nature, extent and quality of the services provided by the Manager to each Fund were satisfactory and were expected to continue to be satisfactory under the Advisory Agreement.

With respect to the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, the Board considered that it had reviewed total return information for the one-, three- and five-year periods ended March 31, 2014, as applicable, for each Fund compared to its respective benchmark index and an average of the total return of a performance universe of funds provided by Lipper in connection with the June Renewals and had concluded that each Fund's performance was satisfactory. The Board considered that the Performance Committee of the Board had reviewed the performance of the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, as of June 30, 2014 at its July 24, 2014 meeting. With respect to the EAFE Pure Fund and the Long Term Global Growth Equity Fund, the Board considered total return information provided at the September meeting for the period from each Fund's inception on April 15, 2014 and June 10, 2014, respectively, to July 31, 2014 compared to each Fund's benchmark index and an average of the total return of a

BOARD CONSIDERATION REGARDING
CONTRACT APPROVAL (unaudited)

Annual Report December 31, 2014

performance universe of funds provided by Lipper. The Board concluded that the performance of each Fund was satisfactory.

The Board reviewed each Fund's proposed management fee and projected total expense ratio under the revised contractual arrangements and compared them to the average management fees and expense ratios of an expense group and expense universe of funds based on data provided by Lipper. In assessing the comparative data, the Board considered not only the proposed management fee for each Fund, but also the aggregate of each Fund's proposed management fee and proposed Class 1 shareholder service fee. The Board considered that for the International Equity Fund, the International Choice Fund, the EAFE Fund, the EAFE Choice Fund, the Emerging Markets Fund and the Global Alpha Equity Fund, each Fund's proposed management fee (plus its proposed Class 1 shareholder service fee) was below the average management fee of both of the applicable Lipper expense group and Lipper expense universe and that for the EAFE Pure Fund and the Long Term Global Growth Equity Fund, each Fund's proposed management fee (plus its proposed Class 1 shareholder service fee) was above the average management fee of the applicable Lipper expense group and below the applicable Lipper expense universe. The Board also reviewed the fee schedules for separately managed accounts of the Manager with similar investment mandates to the Funds, as applicable, noting that each Fund's proposed management fee plus proposed shareholder service fees were within range of the separately managed account fee schedules. On the basis of the information provided, the Board concluded that each Fund's proposed management fee was reasonable.

The Board considered whether there were economies of scale with respect to management of each Fund and whether the Funds would benefit from any economies of scale. The Board considered that each Fund's management fee was on the low end of the spectrum of the applicable Lipper expense group and that any economies of scale were appropriately shared with investors.

The Board reviewed the Manager's anticipated revenues with respect to the Funds and the nature of the Manager's resources expended in providing advisory services to the Funds. The Board considered the Manager's estimated profitability with respect to the Funds and noted that due to the proposed increase in the management fee rates for certain Funds, management fee revenues were expected to increase and that due to the proposed reduction in the shareholder service fee rates for certain Funds, aggregate shareholder service fee revenues were expected to decrease but that total revenues were expected to remain stable. The Board concluded that each Fund's estimated profitability was not unreasonable.

The Board considered other benefits derived by the Manager from its relationship to the Funds, including receipt of the shareholder service fee (which varies among the share classes) and the use of soft dollars to pay for research services for the Funds or other clients of the Manager and concluded that the proposed management fees were reasonable in light of these other benefits.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of each respective Fund.

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         Not applicable.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relate to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $114,000 for 2013 and $144,000 for 2014.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,000 for 2013 and $32,000 for 2014.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)           Engagements that are required to be pre-approved by the registrant’s Audit Oversight Committee, “the Committee”, may be pre-approved (i) at any regular or special meeting of the Committee or (ii) by the Committee Chair (or any other Committee member who is a disinterested trustee under the 1940 Act to whom this responsibility has been delegated), as long as the estimated fee for the particular services for which pre-approval is sought does not exceed $75,000 (for audit services) or $100,000 (for audit-related services) and provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

(e)(2)           The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  Not Applicable.

(c)  100%

(d)  Not Applicable.

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report on Form N-CSR:

The Emerging Markets Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
Donfeng Motor GP. ‘H’	489	B0PH5N3	382,000	09/19/2014	1,070,000	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number)	Total number of shares divested	Date securities were divested	Amount Held on Filing Date	Statute
China Petroleum & Chemical Corp.	386	6291819	6,466,000	12/11/2014	12,344,000	Sudan Accountability and Divestment Act of 2007; Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Baillie Gifford Funds

By (Signature and Title)*	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Peter Hadden
Peter Hadden, President
(principal executive officer)

Date	March 6, 2015

By (Signature and Title)*	/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date	March 6, 2015

* Print the name and title of each signing officer under his or her signature.